UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Polaris Industries Inc.
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Polaris Industries Inc.
2100 Highway 55
Medina, Minnesota 55340
763-542-0500
Fax: 763-542-0599

March 13, 2015

Dear Fellow Shareholder:

The Board of Directors of Polaris Industries Inc. (“Polaris”) joins me in extending a cordial invitation to attend our 2015 Annual Meeting of Shareholders which will be held at the Arrowwood Resort & Conference Center, 1405 U.S. 71, Okoboji, IA 51355, on Thursday, April 30, 2015 at 9:00 a.m. local time.

In addition to voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, we will review Polaris’ 2014 business and discuss our direction for the coming years. There will also be an opportunity, after conclusion of the formal business of the meeting, to discuss other matters of interest to you as a shareholder.

Again this year, we will be using the “Notice and Access” method of furnishing proxy materials to you over the Internet. We believe that this process will provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to reduce the environmental impact of our Annual Meeting and the costs of printing and distributing the proxy materials. On or about March 13, 2015, we will mail to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and vote electronically over the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials. We will not be mailing the Notice to shareholders who previously elected to receive paper copies of the proxy materials, but rather will mail those shareholders a full set of the proxy materials.

It is important that your shares be represented at the meeting whether or not you plan to attend in person. Please vote electronically over the Internet or, if you receive a paper copy of the proxy card by mail, by telephone or by returning your signed proxy card in the envelope provided. If you do attend the meeting and desire to vote in person, you may do so by following the procedures described in the Proxy Statement even though you have previously sent a proxy.

We hope that you will be able to attend the meeting and we look forward to seeing you.

Sincerely,

Scott W. Wine
Chairman of the Board and Chief Executive Officer

Enclosures

POLARIS INDUSTRIES INC.
2100 Highway 55
Medina, Minnesota 55340
March 13, 2015
________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
________________

Polaris Industries Inc. will hold its 2015 Annual Meeting of Shareholders at the Arrowwood Resort & Conference Center, 1405 U.S. 71, Okoboji, IA 51355, on Thursday, April 30, 2015. The meeting will begin at 9:00 a.m. local time. The proxy materials were either made available to you over the Internet or mailed to you beginning on or about March 13, 2015. At the meeting, our shareholders will be asked to:

1.	Elect three Class III directors for three-year terms ending in 2018.

2.	Approve the Amended and Restated 2007 Omnibus Incentive Plan.

3.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015.

4.	Submit an advisory vote to approve the compensation of our Named Executive Officers (as described in the accompanying Proxy Statement).

5.	Act on any other matters that may properly come before the meeting.

The Board recommends that shareholders vote FOR each of the following:

1.	The director nominees named in the accompanying Proxy Statement.

2.	The approval of the Amended and Restated 2007 Omnibus Incentive Plan.

3.	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015.

4.	The advisory vote to approve the compensation of our Named Executive Officers.

Only shareholders of record at the close of business on March 2, 2015 may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Stacy L. Bogart
Stacy L. Bogart
Vice President-General Counsel and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, we urge you to vote as soon as possible via the Internet as described in the Notice. If you received a copy of the proxy card by mail, you may vote by Internet or telephone as instructed on the proxy card, or you may sign, date and mail the proxy card in the envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2015 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2015.

Our Proxy Statement for the 2015 Annual Meeting of Shareholders, our Annual Report to Shareholders for the fiscal year ended December 31, 2014 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at https://materials.proxyvote.com/731068.

POLARIS INDUSTRIES INC.
2100 Highway 55
Medina, Minnesota 55340
________________
PROXY STATEMENT
________________
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Who can vote?

A:
You can vote if you were a shareholder at the close of business on the record date of March 2, 2015. There were a total of 66,517,560 shares of our common stock outstanding on March 2, 2015. The Notice of Internet Availability of Proxy Materials (the “Notice”), this Proxy Statement and any accompanying proxy card, along with the 2014 Annual Report to Shareholders and the 2014 Annual Report on Form 10-K, were first made available to you beginning on or about March 13, 2015. The Proxy Statement summarizes the information you need to vote at the Annual Meeting.

Q:	What am I voting on?

A:	You are voting on:

•	Election of three nominees as Class III directors for three-year terms ending in 2018. The Board of Directors’ nominees for Class III are Annette K. Clayton, Kevin M. Farr and John P. Wiehoff.

•	Approval of the Amended and Restated 2007 Omnibus Incentive Plan (the "Omnibus Plan") to increase the reserve for all awards under the plan by 7,500,000 shares.

•	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015.

•	Advisory vote to approve the compensation of our Named Executive Officers (as defined below).

Q:	How does the Board recommend I vote on the proposals?

A:
The Board is soliciting your proxy and recommends you vote FOR the director nominees, FOR the approval of the Omnibus Plan, FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015 and FOR the advisory vote to approve the compensation of our Named Executive Officers.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?

A:
“Notice and Access” rules adopted by the United States Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and our Annual Report for 2014, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail will remain in effect until you revoke it.

Q:	How many shares must be voted to approve each proposal?

A:
Quorum. A majority of the outstanding shares of our common stock represented in person or by proxy is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the record date, 66,517,560 shares of our common stock were issued and outstanding. A majority of those shares, or 33,258,781 shares of our common stock, will constitute a quorum for the purpose of electing directors, adopting proposals and submitting advisory votes at the Annual Meeting. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum.

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Vote Required. Proposal 1: Directors are elected by a plurality of the votes cast. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Abstentions and broker non-votes will have no effect on the voting for the election of directors. Our Corporate Governance Guidelines require that any director who fails to receive a majority of the votes cast "for" and "against" his or her election in an uncontested election must promptly tender his or her resignation. In that event, the Corporate Governance and Nominating Committee must make a recommendation to the Board on whether to accept or reject the tender of resignation. The Board, after taking into account the recommendation, must publicly disclose its decision and rationale within 90 days after the election. The director who failed to receive a majority vote will not participate in the decision.

Proposals 2 and 3: The proposals to approve the Omnibus Plan and to ratify the selection of the Company’s independent registered public accounting firm will be determined by the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote, assuming the presence of a quorum (provided that the number of shares voted in favor of such proposals constitutes more than 25% of the outstanding shares of our common stock).

Proposal 4: We will consider the shareholders to have approved the compensation of our Named Executive Officers if there are more votes cast “FOR” the proposal than “AGAINST.” The advisory vote to approve the compensation of our Named Executive Officers is not binding on the Board, but the Compensation Committee will consider the shareholders’ advisory input when establishing compensation for our Named Executive Officers in future years.

Q:	What is the effect of broker non-votes and abstentions?

A:
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to that particular proposal. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Broker non-votes will generally have no effect in determining whether any proposals to be voted on at the Annual Meeting are approved, although if a quorum for the Annual Meeting could not be established without including broker non-votes, then the broker non-votes required to establish the minimum quorum would have the same effect as votes against the proposal to approve the amendment and restatement of the Omnibus Plan.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote on that proposal, but will not be deemed to have been voted in favor of such proposal. Abstentions will therefore have the same effect as voting against the proposals to approve the Omnibus Plan and to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the advisory vote to approve the compensation of our Named Executive Officers.

Q:	How will the proxies vote on any other business brought up at the meeting?

A:
By submitting your proxy, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the Annual Meeting. We do not know of any other business to be considered at the Annual Meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the shareholder of record.

Q:	How do I cast my vote?

A:	If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the Annual Meeting or by using one of the three following methods:

•
Vote by Internet by following the instructions for Internet voting shown on the Notice, or if you requested printed proxy materials or you receive a paper copy of the proxy card, by following the instructions provided with your proxy materials and on your proxy card.

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If you elected to receive printed proxy materials, you may also:

•	Vote by phone following the instructions for telephone voting provided with your printed proxy materials and on your proxy card.

•	Vote by completing, signing, dating and mailing the proxy card in the envelope provided. If you vote by phone or Internet, please do not mail your proxy card.

If you are a street-name shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

Whichever method you use, the proxies identified on the proxy will vote the shares of which you are the shareholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxies will vote those shares as recommended by the Board.

Q:	Can I vote my shares by filling out and returning the Notice?

A:
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted by:

•
Submitting a new proxy with a more recent date than that of the first proxy given by (1) following the telephone voting instructions or (2) following the Internet voting instructions or (3) completing, signing, dating and returning a new proxy card to us; or

•	Giving written notice before the vote at the meeting to our Secretary, stating that you are revoking your proxy.

Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it - that is, by telephone, Internet or mail.

Q:	Who will count the votes?

A:
Broadridge Financial Solutions, our independent proxy tabulator, will count the votes. A representative of Broadridge Financial Solutions and Sean Bagan, our Treasurer, will act as inspectors of election for the meeting.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual shareholder are confidential. Your vote will not be disclosed, except:

•	To allow Broadridge Financial Solutions to tabulate the vote;

•	To allow Sean Bagan, our Treasurer, and a representative of Broadridge Financial Solutions to certify the results of the vote; and

•	To meet applicable legal requirements.

Q:	What shares are included on my proxy?

A:
Your proxy will represent all shares registered to your account in the same social security number and address, including any full and fractional shares you own under the Omnibus Plan or the Polaris Employee Stock Purchase Plan, as well as shares you own through the Polaris Employee Stock Ownership Plan and the Polaris 401(k) Retirement Savings Plan.

Q:	What happens if I don’t vote shares that I own?

A:
For shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or by proxy through the Internet, telephone or mail as described on the Notice, the Internet voting site or, if you requested printed proxy materials or receive a paper copy of the proxy card, by following the instructions

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therein, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

For shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See effect of “broker non-votes” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

For shares held in certain employee plans. If you hold shares in the Polaris Employee Stock Ownership Plan or the Polaris 401(k) Retirement Savings Plan and you do not submit your voting instructions by proxy through the mail, telephone or Internet as described on the proxy card, those shares will be voted in the manner described in the following two questions.

Q:	How are common shares in the Polaris Employee Stock Ownership Plan voted?

A:
If you hold shares of common stock through the Polaris Employee Stock Ownership Plan, your proxy card will instruct the trustee of the plan how to vote the shares allocated to your plan account. If you do not return your proxy card (or you submit it with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Votes under the Polaris Employee Stock Ownership Plan receive the same confidentiality as all other votes.

Q:	How are common shares in the Polaris 401(k) Retirement Savings Plan voted?

A:
If you hold shares of our common stock through the Polaris 401(k) Retirement Savings Plan, your proxy card will instruct the trustee of the plan how to vote the shares allocated to your plan account. If you do not return your proxy card (or you submit it with an unclear voting designation or with no voting designation at all), then the shares in your account will not be voted. Votes under the Polaris 401(k) Retirement Savings Plan receive the same confidentiality as all other votes.

Q:	What does it mean if I get more than one Notice or proxy card?

A:	Your shares are probably registered in more than one account. You should provide voting instructions for all Notices and proxy cards you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the meeting.

Q:	When are shareholder proposals and nominees due for the 2016 Annual Meeting of Shareholders?

A:
If you want to submit a shareholder proposal or nominee for the 2016 Annual Meeting of Shareholders, you must submit the proposal in writing to our Corporate Secretary, Polaris Industries Inc., 2100 Highway 55, Medina, Minnesota 55340, so it is received by the relevant date set forth below under “Submission of Shareholder Proposals and Nominations. ”

Q:	How is this proxy solicitation being conducted?

A:
We engaged D.F. King & Co., Inc. to assist in the distribution of proxy materials and the solicitation of votes for a fee of $16,000, plus out-of-pocket expenses. We will pay for the cost of soliciting proxies and we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders. In addition, some of our employees may solicit proxies. D.F. King & Co., Inc. and employees may solicit proxies in person, by telephone and by mail. Our employees will not receive special compensation for these services, which the employees will perform as part of their regular duties.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 20, 2015 by each person known to us who then beneficially owned more than 5% of the outstanding shares of common stock, each director, each nominee for director, each Named Executive Officer named in the Summary Compensation Table appearing below and all current executive officers and directors as a group. As of February 20, 2015, there were 66,531,403 shares of common stock outstanding. Except as otherwise indicated, the named beneficial owner has sole voting and investment powers with respect to the shares held by such beneficial owner. The table also includes information with respect to common stock equivalents and deferred stock units credited as of February 20, 2015 to the accounts of each director as described in this Proxy Statement under the heading “Director Compensation.”

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Common Stock Equivalents(12)	Deferred Stock Units(13)
Wells Fargo & Company(1)	4,981,541	7.5%
BlackRock, Inc.(2)	4,141,743	6.2%
The Vanguard Group(3)	4,087,469	6.1%
Polaris Industries Inc. Employee Stock Ownership Plan(4)	3,924,960	5.9%
Scott W. Wine(5)(6)	626,331	*
Chairman of the Board and Chief Executive Officer
Michael W. Malone(6)(7)	224,025	*
Vice President – Finance and Chief Financial Officer
Kenneth J. Pucel(8)	50,000	*
Executive Vice President – Global Operations, Engineering & Lean
David C. Longren(6)(9)	152,854	*
Vice President – Off-Road Vehicles and ORV Engineering
Bennett J. Morgan(6)(10)	638,335	*
President and Chief Operating Officer
Annette K. Clayton	0	*	29,054	19,172
Director
Brian C. Cornell	0	*	1,708	2,467
Director
Kevin M. Farr	0	*	1,000	955
Director
Gary E. Hendrickson	0	*	3,605	5,474
Director
Bernd F. Kessler	0	*	6,758	8,200
Director
R. M. (Mark) Schreck	480	*	41,873	19,172
Director
John P. Wiehoff	0	*	18,261	16,213
Director
All directors and current executive officers as a group (20 persons)(5)-(11)	2,108,276	3.2%	102,259	71,653
____________
* Indicates ownership of less than 1%.

(1)
The address for Wells Fargo & Company and its subsidiaries (collectively, "Wells Fargo") is 420 Montgomery Street, San Francisco, CA 94104. Wells Fargo has sole voting power with respect to 975 shares, shared power to vote with respect to 4,751,012 shares, sole dispositive power with respect to 975 shares, and shared dispositive power with respect to 4,971,001 shares. This information was reported on a Schedule 13G/A filed by Wells Fargo with the SEC on February 5, 2015, and is as of December 31, 2014.

(2)
The address for BlackRock, Inc. and its affiliates (collectively, “BlackRock”) is 40 East 52nd Street, New York, NY 10022. BlackRock, an investment advisor, has sole voting power with respect to 3,812,920 shares and sole dispositive

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power with respect to 4,141,743 shares. This information was reported on a Schedule 13G/A filed by BlackRock with the SEC on February 9, 2015, and is as of December 31, 2014.

(3)
The address for The Vanguard Group and its subsidiaries (collectively, “Vanguard”) is 100 Vanguard Boulevard, Malvern, PA 19355. Vanguard has sole voting power with respect to 60,500 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 4,033,400 shares and shared dispositive power with respect to 54,069 shares. This information was reported on a Schedule 13G/A filed by Vanguard with the SEC on February 11, 2015, and is as of December 31, 2014.

(4)
The address for the Polaris Industries Inc. Employee Stock Ownership Plan (the "ESOP") is 2100 Highway 55, Medina, MN 55340. The ESOP has shared voting and shared dispositive power with respect to 3,924,960 shares. This information was reported on a Schedule 13G/A filed by the ESOP with the SEC on February 6, 2015, and is as of December 31, 2014.

(5)
Includes 12,000 restricted shares of common stock awarded to Mr. Wine under the Omnibus Plan in January 2011. The 12,000 unvested restricted shares granted to Mr. Wine become freely tradable over the next year, provided that he continues to be an employee.

(6)
Includes shares which could be purchased by the indicated person upon the exercise of vested options within 60 days after February 20, 2015: Mr. Wine, 376,500 shares; Mr. Malone, 84,000 shares; Mr. Longren, 125,500 shares; Mr. Morgan, 467,500 shares; and all executive officers combined, 1,246,500 shares.

(7)	Includes 20,994 shares which are held in a revocable trust in the name of Mr. Malone’s spouse.

(8)
Includes 50,000 restricted shares of common stock awarded to Mr. Pucel under the Omnibus Plan in December 2014. All of the 50,000 unvested restricted shares granted to Mr. Pucel become freely tradable in various tranches over the next three years, provided that he continues to be an employee.

(9)
Includes 21,000 restricted shares of common stock awarded to Mr. Longren under the Omnibus Plan, of which 6,000 restricted shares become freely tradable only if we achieve certain financial targets, provided that he continues to be an employee, and 15,000 restricted shares, which become freely tradable in two equal tranches in 2017 and 2018, provided that he continues to be an employee. Also includes 1,991 shares held by Mr. Longren in the ESOP, over which he holds shared voting power, and 616 shares held by Mr. Longren’s child, as to which beneficial ownership is disclaimed.

(10)
Includes 15,000 restricted shares of common stock awarded to Mr. Morgan under the Omnibus Plan in January 2015. All of the 15,000 restricted shares become freely tradable only if we achieve certain financial targets, provided Mr. Morgan continues to be an employee. Also includes 6,041 shares held by Mr. Morgan in the ESOP, over which he holds shared voting power, 16,145 shares which are held in a revocable trust in the name of Mr. Morgan’s spouse, and 1,030 shares held by Mr. Morgan’s children, as to which beneficial ownership is disclaimed.

(11)
Includes 160,000 aggregate restricted shares of common stock awarded to current executive officers as a group under the Omnibus Plan. All of the 160,000 restricted shares become freely tradable only if the holders continue to be employees for specified periods of time and, in some cases, if specified performance goals are satisfied.

(12)
Represents the number of common stock equivalents credited as of February 20, 2015 to the accounts of each non-employee director and the accompanying dividend equivalent units, as maintained by us under the Polaris Industries Inc. Deferred Compensation Plan for Directors. A director will receive one share of common stock for every common stock equivalent and dividend equivalent unit held by that director upon his or her termination of service as a member of the Board or upon a change of control of our Company.

(13)
Represents the number of deferred stock units awarded to each of the non-employee directors under the Omnibus Plan and the accompanying dividend equivalent units. A director will receive one share of common stock for every deferred stock unit and dividend equivalent unit upon his or her termination of service as a director or upon a change in control of our Company.

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CORPORATE GOVERNANCE

Board Leadership Structure

Mr. Wine has been our Chairman since January 31, 2013, and holds the titles of Chairman and Chief Executive Officer ("CEO"). The Board believes that the interests of having a unified leadership structure with the positions of Chairman and CEO being held by the same person is currently appropriate for our Company. Our Corporate Governance Guidelines provide that if the CEO is also the Chairman of the Board, the Chair of the Corporate Governance and Nominating Committee, who is an independent director, will serve as the Lead Director. Mr. Wiehoff is our Lead Director, and his responsibilities as Lead Director include:

•	Preside over all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•	Serve as a liaison between the Chairman and the independent directors;

•	In consultation with the Chairman, approve:

•	Key information sent to the Board;

•	Meeting agendas for the Board; and

•	Meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Have the authority to call meetings of the independent directors;

•	If requested by major shareholders, ensure his/her availability for consultation and direct communication;

•	Conduct and facilitate annual Board self-evaluation;

•	Communicate with CEO about strategic business issues and governance process or board relationships; and

•	Coordinate with the Compensation Committee on CEO evaluation.

The Board believes that its independent Board committees and Lead Director provide appropriate independent Board leadership and oversight.

Risk Oversight

Our Audit Committee is primarily responsible for regularly reviewing and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including management’s guidelines and policies with respect to risk assessment and risk management. When the Board deems it appropriate, responsibility of oversight of a specific risk is assigned to another one of the Board’s committees.

We engage in an Enterprise Risk Management (“ERM”) process. The ERM process consists of periodic risk assessments performed by various functional management groups during the year. At least twice a year, executive management presents these assessments to the Audit Committee to ensure that the process is sound and complete, oversight is appropriate, and the risks and risk assessments are thoroughly reviewed. In addition, the Audit Committee reports regularly to the full Board, which also considers our risk profile. While our management is responsible for day-to-day risk management identification and mitigation, the Board, directly and through its committees, oversees the execution of the ERM process. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Diversity

The Corporate Governance and Nominating Committee is responsible for identifying individuals who it considers qualified to become Board members. In furtherance of this duty, the Corporate Governance and Nominating Committee considers, as required by its charter, the Board’s overall balance of diversity of perspectives, backgrounds and experiences, although it does not have a formal policy regarding the consideration of diversity of Board members. The Corporate Governance and Nominating Committee views diversity broadly and evaluates a wide range of criteria as it makes its selections, including functional areas of experience, educational background, employment experience and leadership performance. The Corporate Governance and Nominating Committee also assesses those intangible factors it deems necessary to develop a heterogeneous and cohesive Board such as integrity, judgment, intelligence, and the willingness and ability of the candidate to devote adequate time to Board duties for a sustained period.

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Our Board and each of its committees engage in an annual self-evaluation process. As part of that process, directors provide feedback on whether the Board is meeting its diversity objectives and how the composition of the Board should be altered in order to enhance its value to our Company and shareholders.

Corporate Governance Guidelines and Independence

Our Board has adopted Corporate Governance Guidelines, which may be viewed online on our website at www.polaris.com. Under our Corporate Governance Guidelines, which adopt the current standards for “independence” established by the New York Stock Exchange (“NYSE”), a majority of the members of the Board must be independent as determined by the Board. In making its determination of independence, among other things, the Board must have determined that the director has no material relationship with the Company either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us. The Board of Directors has determined that Ms. Clayton and Messrs. Cornell, Farr, Hendrickson, Kessler, Schreck and Wiehoff are independent. Mr. Wine, our Chairman and CEO, is the only director who is not independent.

The Board based its independence determinations, in part, upon a review by the Corporate Governance and Nominating Committee and the Board of certain transactions between the Company and companies with which certain of our directors have relationships, each of which was made in the ordinary course of business, at arm’s length, at prices and on terms customarily available to unrelated third party vendors or customers generally, in amounts that are not material to our business or the business of such unaffiliated corporation, and in which the director had no direct or indirect personal interest, nor received any personal benefit. Specifically, such transactions reviewed by the Corporate Governance and Nominating Committee and the Board included: (a) ordinary course of business purchases by us from C. H. Robinson Worldwide, where Mr. Wiehoff is, and during fiscal 2014 was, the CEO, in the aggregate amount of approximately $11,313,120; (b) ordinary course of business purchases by us from Donaldson Company Inc., where Mr. Wiehoff is, and during fiscal 2014 was, a director, in the aggregate amount of approximately $277,103; and (c) ordinary course of business purchases by us from The Valspar Corporation, where Mr. Hendrickson is, and during fiscal 2014 was, the CEO and Chairman of the Board, in the aggregate amount of approximately $98,617. In all cases, the payments were less than the greater of $1,000,000 or 2% of the recipients’ gross revenues. Accordingly, a majority of our Board is considered to be independent. Additionally, all current members of our Audit, Compensation and Corporate Governance and Nominating Committees are considered to be independent.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all employees, including our CEO, our Chief Financial Officer (“CFO”) and all other executive officers, and the Board. A copy of the Polaris Code of Business Conduct and Ethics is available on our website at www.polaris.com.

Hedging and Pledging Policy

We adopted a policy that prohibits Directors and executive officers from engaging in hedging transactions with respect to the Company stock. We also adopted a policy that permits Directors and executive officers to pledge Company stock as collateral for a loan only if it is pre-approved by the Company's General Counsel or Chief Financial Officer. The Director or executive officer must clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.

Communications with the Board

Under our Corporate Governance Guidelines, a process has been established by which shareholders and other interested parties may communicate with members of the Board. Any shareholder or other interested party who desires to communicate with the Board, individually or as a group, may do so by writing to the intended member or members of the Board, c/o Corporate Secretary, Polaris Industries Inc., 2100 Highway 55, Medina, Minnesota 55340.

All communications received in accordance with these procedures will be reviewed initially by the office of our Corporate Secretary to determine that the communication is a message to one or more of our directors and will be relayed to the appropriate director or directors unless the Corporate Secretary determines that the communication is an advertisement or other promotional material. The director or directors who receive any such communication will have discretion to determine

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whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate.

Board Meetings

During 2014, the full Board met four times. Each of the in-person meetings was preceded and/or followed by an executive session of the Board without management in attendance, chaired by Mr. Wiehoff. Each of our directors attended at least 75% percent of the meetings of the Board and any committee on which that director served in 2014. The Board also took action in writing eight times in 2014. We do not maintain a formal policy regarding the Board’s attendance at annual shareholder meetings; however, Board members are expected to regularly attend all Board meetings and meetings of the committees on which they serve as well as the annual shareholder meetings. All then-current members of the Board attended our 2014 Annual Meeting.

Committees of the Board and Meetings

The Board has designated four standing committees. The Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Technology Committee each operate under a written charter, which is available on our website at www.polaris.com. The current membership of each committee and its principal functions, as well as the number of times it met during 2014, are described below.

Audit Committee

Members:
Kevin M. Farr, Chair
Bernd F. Kessler
R.M. (Mark) Schreck
John P. Wiehoff

All members of the Audit Committee have been determined to be “independent” and “financially literate” by the Board in accordance with our Corporate Governance Guidelines, SEC rules and the applicable listing requirements of the NYSE. Additionally, Messrs. Farr, Kessler and Wiehoff have each been determined by the Board to be an “Audit Committee Financial Expert” as that term has been defined by the SEC. None of the members of the Audit Committee currently serve on the audit committees of more than three public companies.

Functions:
The Audit Committee assists the Board in fulfilling its fiduciary responsibilities by overseeing our financial reporting and public disclosure activities. The Audit Committee’s primary purposes and responsibilities are to:

•
Assist the Board of Directors in its oversight of (a) the integrity of our financial statements, (b) the effectiveness of internal control over financial reporting, (c) our compliance with legal and regulatory requirements, (d) the independent auditor’s performance, qualifications and independence, and (e) the responsibilities, performance, budget and staffing of our internal audit function;

•	Prepare the Audit Committee Report that appears later in this Proxy Statement;

•	Serve as an independent and objective party to oversee our financial reporting process and internal control system; and

•	Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditors and the Board.

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and oversight of the work of any independent registered public accounting firm employed by us (including resolution of any disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us, and each such independent registered public accounting firm reports directly to the Audit Committee. This committee met nine times during 2014.

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Compensation Committee

Members:
Gary E. Hendrickson, Chair
Annette K. Clayton
Brian C. Cornell

All members of the Compensation Committee have been determined to be “independent” by the Board in accordance with our Corporate Governance Guidelines and the applicable listing requirements of the NYSE.

Functions:
The Compensation Committee’s duties and responsibilities include, among other things, the responsibility to:

•	Assist the Board in establishing a philosophy and policies regarding executive and director compensation;

•	Provide oversight to the administration of our director and executive compensation programs;

•	Administer our stock option, restricted stock and other equity-based and cash incentive plans;

•	Review and approve the compensation of directors, executive officers and senior management;

•
Review and discuss the Compensation Discussion and Analysis that appears later in this Proxy Statement and prepare any report on executive compensation required by the rules and regulations of the SEC or other regulatory body, including the Compensation Committee Report that appears later in this Proxy Statement; and

•
Review the process for managing executive development and succession, assist the Board in management development and succession planning and review with the CEO the confidential written procedure for the timely and efficient transfer of his or her responsibilities in the event of his or her sudden incapacitation or departure.

The Compensation Committee has the resources and appropriate authority to discharge its duties and responsibilities, including the authority to retain independent counsel and other independent experts or consultants. The committee has the sole authority to select, retain and terminate a compensation consultant and to approve the consultant’s fees and other retention terms. The committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 of the Securities Exchange Act, as in effect from time to time, and/or (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code (“Section 162(m)”), as in effect from time to time.

The Compensation Committee engaged Towers Watson to act as its compensation consultant beginning in May 2013. The Compensation Committee uses its compensation consultant in an advisory role for various technical, analytical, and plan design issues related to compensation and benefit programs. The compensation consultant does not recommend or determine compensation for any of our executives, which role is reserved to the Compensation Committee. The Compensation Committee provides the material elements of the instructions to the compensation consultant with respect to the performance of its duties under the engagement. For 2014, the Compensation Committee instructed Towers Watson to (a) collect market information on a variety of executive pay and design issues, including the types and amounts of compensation paid to executives at similarly situated companies; (b) assist in the design and review of programs such as our long-term incentive plan and annual cash incentive plan that affect the compensation of executives and other employees; (c) consult on various technical issues related to compensation and benefits; and (d) review and assist the Compensation Committee and our CEO in the development of offer letters to newly hired senior executives from time to time. When necessary, the compensation consultant works with management to fully understand the details of various compensation programs and the underlying business and human resources issues they address. The Compensation Committee has assessed the independence of Towers Watson pursuant to the rules of the SEC and concluded no conflict of interest exists that would prevent the independent representation of the Compensation Committee. We used Towers Watson for non-executive compensation surveys in 2014 for which it was paid less than $20,000.

The Compensation Committee works with our CEO, our President and Chief Operating Officer, our Executive Vice President – Global Operations, Engineering and Lean, and our Vice President – Human Resources in determining the base salary and annual and long-term incentive targets and opportunities for our executive officers, but in each case not including that officer’s own compensation arrangements. The Compensation Committee also has the power to delegate the approval of grants of certain equity awards. The Compensation Committee has delegated to our CEO the authority to approve of the issuance of a limited number of equity awards in connection with the employment of new non-executive employees and

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the promotion, retention or outstanding achievements of current non-executive employees. The Compensation Committee met five times during 2014 and took action in writing once.

Corporate Governance and Nominating Committee

Members:
John P. Wiehoff, Chair
Gary E. Hendrickson
Bernd F. Kessler
R. M. (Mark) Schreck

All members of the Corporate Governance and Nominating Committee have been determined to be “independent” by the Board in accordance with our Corporate Governance Guidelines and the applicable listing requirements of the NYSE.

Functions:
The Corporate Governance and Nominating Committee provides oversight and guidance to the Board to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in the governance of our Company. The committee reviews and evaluates the policies and practices with respect to the size, composition and functions of the Board, evaluates the qualifications of possible candidates for the Board and recommends the nominees for directors to the Board for approval. The committee will consider individuals recommended by shareholders for nomination as a director, applying the standards described in the Corporate Governance and Nominating Committee Charter. The committee also is responsible for recommending to the Board any revisions to our Corporate Governance Guidelines. This committee met three times during 2014 and took action in writing once.

Technology Committee

Members:
R. M. (Mark) Schreck, Chair
Annette K. Clayton
Brian C. Cornell
Kevin M. Farr
Bernd F. Kessler
Scott W. Wine

Functions:
The Technology Committee provides oversight of our product plans, technology development and related business processes. The committee reviews (a) product and technology development plans to ensure the continuous flow of innovative, differentiated, leadership products in the markets we currently serve; (b) plans for growth through new products serving adjacent markets; (c) new technology development and plans for insertion of new technology into the long-range product plan; (d) major competitive moves and our response plan; (e) the adequacy of the processes, tools, facilities and technology leadership of our product and technology development; (f) the costs, benefits and risks associated with major product development programs and related facility investments; (g) plans to address changing regulatory requirements; (h) strategic sourcing plans for products and technology; and (i) quality initiatives to ensure that the quality of our products meets or exceeds customer expectations. This committee met two times during 2014.

Certain Relationships and Related Transactions

During 2014, we did not engage in any transactions with related persons that are required to be described in this Proxy Statement pursuant to applicable SEC regulations.

Our written Related-Person Transactions Policy, which is applicable to all of our directors, nominees for directors, executive officers and 5% shareholders and their respective immediate family members, prohibits “related-person transactions” unless approved or ratified by the Corporate Governance and Nominating Committee.

Matters considered to be a related-person transaction subject to the policy include any transaction in which we are directly or indirectly a participant and the amount involved exceeds or reasonably can be expected to exceed $120,000, and in which

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a director, nominee for director, executive officer or 5% shareholder, or any of their respective family members, has or will have a direct or indirect material interest.

Any potential related-person transaction that is raised will be analyzed by the General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship constitutes a related-person transaction requiring compliance with the policy. The potential related-person transaction and the General Counsel’s conclusion and the analysis thereof are also to be reported to the chair of the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee shall review the material facts of all related-person transactions that require the committee’s approval and either approve or disapprove of the related person transaction. If advance committee approval of a related-person transaction is not feasible, then the related-person transaction shall be considered and, if the committee determines it to be appropriate, ratified at the committee’s next regularly scheduled meeting. Any related-person transaction that is not approved or ratified, as the case may be, shall be voided, terminated or amended, or such other actions shall be taken, in each case as determined by the committee, so as to avoid or otherwise address any resulting conflict of interest.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are considered independent under our Corporate Governance Guidelines. During fiscal year 2014, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officers served on our Compensation Committee or Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our directors and executive officers to file initial reports of ownership and reports of changes of ownership of our common stock with the SEC. Executive officers and directors are required to furnish us with copies of all Section 16(a) reports that they file. To our knowledge, based solely upon a review of the reports filed by the executive officers and directors during 2014 and written representations that no other reports were required, we believe that, during the year ended December 31, 2014, all filing requirements applicable to our directors, executive officers and 10% beneficial owners, if any, were complied with on a timely basis, except that we failed to timely file a Form 4 to report the sale of 15,000 shares of common stock by Suresh Krishna on November 3, 2014.

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PROPOSAL 1 — ELECTION OF DIRECTORS

General Information

The Board is divided into three classes. The members of one class are elected at each annual meeting of shareholders to serve three-year terms. The Class III directors currently serving on the Board, whose terms expire at the 2015 Annual Meeting, are Ms. Annette K. Clayton, Mr. Kevin M. Farr and Mr. John P. Wiehoff.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, the Board proposes that the following nominees be elected as Class III directors for three-year terms expiring in 2018:

Annette K. Clayton
Kevin M. Farr
John P. Wiehoff

Each of the nominees currently serves as a member of the Board. The persons named in the proxy intend to vote your proxy for the election of each of the three nominees, unless you indicate on the proxy that your vote should be withheld from any or all of the nominees. If you are voting by telephone or on the Internet, you will be told how to withhold your vote from some or all of the nominees. Each nominee elected as a director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

We expect each nominee standing for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees designated by the Board, unless an instruction to the contrary is indicated on the proxy. There are no family relationships between or among any of our executive officers, directors or director nominees.

The Board, upon recommendation of the Corporate Governance and Nominating Committee, unanimously recommends a vote FOR the election of these nominees as directors.

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Information Concerning Nominees and Directors

Our directors bring a broad range of leadership and experience to the boardroom and regularly contribute to the dialogue involved in effectively overseeing and guiding our business and affairs. Other than our CEO, all of the members of the Board are independent. Though the members of the Board have been selected to provide a wide range of viewpoints, the atmosphere of our Board is collegial. Preparation, engagement and participation are expected from our directors. We insist on high personal and professional ethics, integrity and values. All of our current directors and the director nominees satisfy such requirements. The Board has adopted Corporate Governance Guidelines, which are observed by all directors. With a diverse mix of experience, backgrounds and skill sets, the Board believes it is well positioned to represent the best interests of the shareholders. The principal occupation, specific experience, qualifications, attributes or skills and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

If a shareholder wishes to have the Corporate Governance and Nominating Committee consider a candidate for nomination as a director, the shareholder’s notice must include the information specified in our bylaws, including the shareholder’s name and address, the information required to be disclosed by the SEC’s proxy rules, a written consent of the candidate to be named in the proxy statement and to serve as a director if elected, specified information regarding the shareholder’s interests in our capital stock, and the representations specified in our bylaws. The Corporate Governance and Nominating Committee will evaluate recommended nominees based on the factors identified in the Corporate Governance and Nominating Committee Charter, a copy of which is available on our website at www.polaris.com. Alternatively, shareholders may directly nominate a person for election to our Board by complying with the procedures set forth in our bylaws, any applicable rules and regulations of the SEC and any applicable laws.

Director Nominees — Class III (Term Ending 2018)

Annette K. Clayton	Director since 2003
Ms. Clayton, 51, has been the Chief Supply Chain Officer for Schneider Electric since May 2011, where she leads a 12 billion euro global supply chain operation comprised of 80,000 employees, more than 250 manufacturing factories and over 100 distribution centers. She oversees Customer Satisfaction & Quality, Safety, Environment and Real Estate, and is a member of the Executive Committee. From 2006 to 2011, Ms. Clayton led Dell Inc.'s supply chain transformation and oversaw the global manufacturing and fulfillment operations. She was responsible for the commercial order management and customer care operations in sixteen countries. From 1983 to 2006, she worked for General Motors Corporation in senior management positions in engineering and production, including President, Saturn Corporation, as a member of the North American Strategy Board, and Vice President, Quality. As President of Saturn Corporation, Ms. Clayton gained experience leading a large corporation, which included overseeing strategic direction and financial accountability as well as profit and loss responsibility. With many years of experience running large scale supply chain manufacturing companies with global presence, Ms. Clayton brings to the Board expertise in supply chain, supply chain strategy, global expansion and various channel expansions, including the consumer durables area. Ms. Clayton also has many years of experience in engineering, production and manufacturing. Ms. Clayton is a member of our Compensation Committee and our Technology Committee.

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Kevin M. Farr	Director since 2013
Mr. Farr, 57, has been the Executive Vice President and Chief Financial Officer of Mattel, Inc., a worldwide leader in the design, manufacture and marketing of toys and family products, since February 2000, where he is responsible for Mattel’s worldwide financial operations, as well as strategic planning; corporate development, including mergers and acquisitions; information technology; corporate communications; and government affairs. Prior to being named CFO in 2000, Mr. Farr served as Senior Vice President and Corporate Controller from September 1996 to February 2000. From 1991 to 1996, he served in various roles in Tax, including Vice President, Tax from 1993 to 1996. He joined Mattel in 1991 as Director of Taxes. Prior to Mattel, Mr. Farr spent 10 years with PricewaterhouseCoopers. He serves on the Corporate Advisory Board of the Marshall School of Business at the University of Southern California. He previously served on the Beckman Coulter Board from 2004 to 2011. With many years of experience in executive leadership roles, Mr. Farr brings to the Board expertise in financial operations, business development and corporate strategy. As a past director for a public company, Mr. Farr also provides significant board experience. Mr. Farr is the Chair of our Audit Committee and a member of our Technology Committee.

John P. Wiehoff	Director since 2007
Mr. Wiehoff, 53, has been Chief Executive Officer and Chairman of the Board of C.H. Robinson Worldwide since 2007 and Chief Executive Officer of that company since May 2002, following a three-year succession process during which he was named President in 1999. He has been a member of the C.H. Robinson Board of Directors since December 2001. He was Vice President and Chief Financial Officer from June 1998 to December 1999. Previous positions with C.H. Robinson include Treasurer and Corporate Controller. Prior to joining C.H. Robinson in 1992, he was employed by Arthur Andersen LLP. Mr. Wiehoff also serves on the Board of Directors of Donaldson Company, Inc. Mr. Wiehoff is our Lead Director, is a member of our Audit Committee and serves as the Chair of our Corporate Governance and Nominating Committee. Mr. Wiehoff is an experienced financial leader with skills necessary to serve on our Audit Committee. His previous position as Chief Financial Officer of C.H. Robinson and employment at Arthur Andersen make him a valuable asset to our Board of Directors, Corporate Governance and Nominating Committee and Audit Committee, and his exposure to complex financial issues with large corporations makes him a skilled advisor. His expertise as a chief executive officer and expertise in logistics adds significant value to the Board.

Directors Continuing in Office — Class I (Term Ending 2016)

Brian C. Cornell	Director since 2012
Mr. Cornell, 54, has been the Chairman of the Board and Chief Executive Officer of Target Corporation since August 2014, is responsible for Target's global business, including over 1,900 stores and Target.com, and more than 361,000 employees. Prior to joining Target, Mr. Cornell was the Chief Executive Officer of Pepsico Americas Foods at Pepsico, Inc. since March 2012. He served as the Chief Executive Officer and President of Sam's Club and Executive Vice President of Wal-Mart Stores Inc. from April 2009 to January 2012. From June 2007 to April 2009, Mr. Cornell served as the Chief Executive Officer of Michaels Stores Inc. He served as the Chief Marketing Officer and Executive Vice President of Safeway Inc. from April 2004 to June 2007. Mr. Cornell is a former member of the Board of Directors at Centerplate, Inc., OfficeMax Inc., Kirin-Tropicana Inc., and The Home Depot, Inc. He also serves on the Board of Visitors for the U.C.L.A. Anderson School of Management, the YMCA of Greater New York and the Grocery Manufacturers Association. Mr. Cornell serves on our Compensation Committee and Technology Committee. Mr. Cornell’s experience as Chief Executive Officer provides expertise in corporate leadership as well as significant experience in consumer products marketing and general management.

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Bernd F. Kessler	Director since 2010
Mr. Kessler, 56, was the Chief Executive Officer of SRTechnics AG from January 2008 through January 2010. SRTechnics is a privately-held aircraft, component and engine service provider with facilities located in Switzerland, Ireland, Great Britain, France, Spain, Malta and China. From September 2004 through October 2007, Mr. Kessler was the President and Chief Executive Officer of MTU Aero Engines AG, in Munich, Germany, an aero engine design, development, manufacturing and service company, where he was instrumental in preparing the company for a successful initial public offering on the Frankfurt Stock Exchange. Prior to September 2004, Mr. Kessler held management and executive positions for 20 years at Honeywell International, Inc. and its preceding company AlliedSignal Corp. Among other roles, he led Honeywell’s Aerospace aftermarket services business with 27 facilities around the world. Mr. Kessler also serves on the Board of JorAMCo Ltd. in Amman, Jordan, Flowcastings GmbH in Trebur, Germany and Zitec GMBH in Plettling, Germany. Mr. Kessler is a member of our Audit Committee, Corporate Governance and Nominating Committee, and our Technology Committee. Mr. Kessler is based in Europe and has extensive experience in international management and mergers and acquisitions. Through his employment at Honeywell International, Mr. Kessler obtained skills in talent and organization development, engineering and operations management and the ability to build strong and lasting customer relationships. He is recognized as an industry leader in the global aerospace and defense markets, which will be helpful as we strive to grow our military and international business. His experience in operations, service and global business are expected to be a key asset to us as we continue to increase our sales globally and strive to increase operational efficiency.

Scott W. Wine	Director since 2008
Mr. Wine, 47, has been the Chief Executive Officer of Polaris since September 1, 2008, and was appointed as a member of our Board of Directors on October 23, 2008. He was elected Chairman of the Board on January 31, 2013. Prior to joining Polaris, Mr. Wine served for sixteen months as President of Fire Safety Americas, the Fire & Security Division of United Technologies Corporation, and prior to that time, held senior leadership positions at Danaher Corp. from 2003 to 2007, serving as President of its Jacob Vehicle Systems and Veeder-Root subsidiaries. Mr. Wine served as a Supply Officer in the U.S. Navy for seven years, and then held a number of operations and executive positions, both international and domestic, with AlliedSignal Corp.’s Aerospace Division, which became Honeywell International, Inc. after a 1999 merger with Honeywell, Inc. He currently serves as a member of the Board of Directors of US Bancorp, Terex Corporation, Greater Twin Cities United Way, and is a member of our Technology Committee. As a proven leader with considerable experience across a variety of industries and three respected international companies, Mr. Wine has a track record of producing outstanding results. He also brings to the Board extensive expertise in mergers and acquisitions in the U.S., Europe and Asia. Mr. Wine’s knowledge of all aspects of the Company’s business as its CEO, combined with his drive for innovation and excellence, position him well to serve as Chairman of the Board and a Board member. Mr. Wine plays a key role in facilitating the communication and the flow of information between management and the directors on a regular basis.

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Directors Continuing in Office — Class II (Term Ending 2017)

Gary E. Hendrickson	Director since 2011
Mr. Hendrickson, 58, has been the President and Chief Executive Officer of The Valspar Corporation, a global paints and coatings manufacturer, since June 2011 and was its President and Chief Operating Officer from February 2008 to June 2011. From 2005 to February 2008, Mr. Hendrickson served as the Senior Vice President responsible for several significant business divisions and President, Asia Pacific of The Valspar Corporation and was the Group Vice President, Global Wood Coatings and President, Asia Pacific of The Valspar Corporation from 2004 to 2005. Prior to that, he served as Corporate Vice President and President, Asia Pacific of The Valspar Corporation from 2001 to 2004. He has been a member of the Board of Directors of The Valspar Corporation since 2009, and was named Chairman of the Board in 2012. Mr. Hendrickson serves as the Chair of our Compensation Committee and is also a member of our Corporate Governance and Nominating Committee. Mr. Hendrickson’s experience as president and chief executive officer of a global company provides expertise in corporate leadership and development and execution of business growth strategy. Mr. Hendrickson also brings to the Board significant global experience and knowledge of competitive strategy and international competition. As a past director for other public companies, Mr. Hendrickson also provides significant board experience.

R. M. (Mark) Schreck	Director since 2000
Mr. Schreck, 70, is a licensed professional engineer and retired Vice President, Technology, General Electric Company. He recently retired from the University of Louisville Speed School of Engineering, where he served as an academic program director until 2014, and consults through his business, RMS Engineering, LLC. Mr. Schreck also serves as a director of the Kentucky Science and Technology Corporation, a private, nonprofit organization. Mr. Schreck serves as the Chair of our Technology Committee and is also a member of our Audit Committee and our Corporate Governance and Nominating Committee. He has over 35 years of experience in engineering and product development as well as in large scale manufacturing processes. He also brings knowledge of the latest practices in technology and innovation to our boardroom. Mr. Schreck’s expertise in consumer durables design and manufacturing makes him a key contributor to our Board in the product area and as the Chair of the Technology Committee.

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COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis describes our compensation objectives and policies and the compensation awarded to the following executive officers (the “Named Executive Officers”) during 2014:

•	Scott W. Wine, Chairman of the Board and Chief Executive Officer (“CEO”);

•	Michael W. Malone, Vice President – Finance and Chief Financial Officer (“CFO”);

•	Kenneth J. Pucel, Executive Vice President – Global Operations, Engineering and Lean (“EVP”), who began employment with the Company on December 1, 2014;

•	David C. Longren, Vice President – Off-Road Vehicles and ORV Engineering (“VP-ORV”); and

•	Bennett J. Morgan, President and Chief Operating Officer (“COO”).

Executive Summary

In determining compensation for 2014, the Compensation Committee applied the same standard as in prior years in which it considered the economic outlook at the beginning of 2014 coupled with our compensation philosophy of paying for superior performance. In approving compensation payments and awards based on our actual 2014 financial and operating performance, the Compensation Committee took into account a number of key record business results, including the following:

•	For the fifth consecutive year, we achieved record sales, with 2014 sales of $4,479.6 million representing a 19% increase over 2013.

•	Net income from continuing operations per diluted share increased to a record amount for the fifth consecutive year, from $5.40 to $6.65, a 23% increase over 2013.

•	Net income from continuing operations increased to a record amount for the fifth consecutive year, from $381.1 million to $454.0 million, or 19% over 2013.

•	Our operating income as a percentage of sales increased from 15.3% to 16.0% in 2014.

Additionally, because significant portions of our executive compensation program are equity-based, the amount of compensation ultimately realized by our Named Executive Officers is closely linked to the performance of our common stock, which is reflected in the following chart, which compares our annualized total shareholder return to that of the members of our 2014 Peer Group listed on page 23:

	Annualized Total Shareholder Return(1)
Percentile	1-Year	3-Year	5-Year
25th Percentile(2)	-14%	17%	14%
Median(2)	2%	24%	21%
75th Percentile(2)	12%	30%	27%
Polaris Industries	5%	42%	50%
Polaris Percentile	66%	91%	100%
____________

(1)	1-Year, 3-Year and 5-Year Total Shareholder Return are annualized total shareholder rates of return reflecting the stock price appreciation plus reinvestment of dividends, as of December 31, 2014.

(2)	These percentiles represent Total Shareholder Return of the members of our 2014 Peer Group.
The Compensation Committee intends that our executive compensation program be market competitive, fairly reflect our performance over time and align the interests of our executive officers with the interests of our shareholders. Consistent with these principles, the Compensation Committee generally sets base salaries for our executive officers at the market median, adjusted for various factors described below, and generally sets annual and long-term incentive compensation

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between the market median and 75th percentile, with the specific target level determined in part based on a review of our financial performance over the previous year as well as individual performance. To assist in determining appropriate target levels, the Compensation Committee reviews year over year financial performance metrics of our peer group, such as: revenue, net income, operating income, operating margin, return on invested capital, and total shareholder return. The incentive compensation amount actually paid upon the completion of a performance period may be higher or lower than the target amount based on actual performance of the Company and the individual over the specified performance period.

Based upon its assessment of our overall strong growth and financial performance, combined with a review of the economic environment, competitive trends, our internal operating plans and internal pay equity considerations, the Compensation Committee made the following decisions regarding compensation for our Named Executive Officers:

Base Salaries

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Mr. Wine received a 2.6% increase in his annual base salary in 2014 to $975,000, to bring his base salary near the market median and to reward him once again for our exceptional performance during 2013.

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Messrs. Malone, Longren, and Morgan received 5.6%, 11.9% and 4.3% base salary increases, respectively, generally to maintain or improve their base salary positions with respect to the market median, to reward them for their contributions and exceptional performance during 2013 and, in Mr. Longren's case, to recognize a promotion he received during the year.

Annual Cash Incentives

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Annual cash incentives to the Named Executive Officers under our Annual Incentive Compensation Plan (the “Senior Executive Plan”) for 2014 paid above the target amount under the plan as adjusted net income per diluted share exceeded target by 5.2%.

Long-Term Incentives

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Long-term incentives in the form of Performance Restricted Stock Units (PRSUs) granted in 2012 to the Named Executive Officers under the 2012-2014 performance period were earned at the maximum level, reflecting superior performance against goals during a three-year period in which our share price increased 124% from $69.67 to $156.00.

•
We granted performance restricted stock unit awards to our Named Executive Officers in 2014 in which the number of units that may be earned will be determined by the degree to which the Company satisfies specified performance goals over a three-year (2014-2016) performance period.

•	We granted annual stock option awards to the Named Executive Officers as a group consistent with our past practice, taking into consideration our exceptional performance in recent years.

•
In December 2014, Mr. Pucel commenced his employment with us filling a newly formed Executive Vice President of Global Operations, Engineering and Lean position following a stellar 25 year career with a leading medical solutions company. In connection with his commencement of employment, we granted Mr. Pucel a 50,000 share restricted stock award and a 45,000 share stock option award as a hiring incentive and to recognize the value of comparable equity awards he forfeited when he terminated employment with his prior employer in order to join Polaris.

•
In connection with his promotion, we granted Mr. Longren a 15,000 share restricted stock award as an additional retention incentive and to recognize him for his exceptional performance leading our off-road vehicle business.

Shareholder Approval of our Executive Compensation Program
In deciding to structure our executive compensation program for 2015 and 2014 in a manner similar to that utilized during 2013, 2012 and 2011, our Compensation Committee took into account the fact that the holders of over 98% of the shares voted at our 2014, 2013 and 2012 Annual Meetings of shareholders approved, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement for each of those Annual Meetings. During these years, our compensation philosophy has remained consistent and the design of our compensation programs has not changed in any significant manner.

Objectives of Polaris’ Compensation Program

Our executive compensation philosophy aligns executive compensation decisions with our desired business direction,

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strategy and performance. The primary objectives and priorities of the compensation program for our Named Executive Officers are the following:

•	Pay for Performance: Emphasize variable compensation that is tied to our financial and stock price performance in an effort to generate and reward superior individual and collective performance;

•
Shareholder Alignment:  Link executives’ incentive goals with the interests of our shareholders, provide equity-based forms of compensation and establish specific stock ownership guidelines for employees in key management positions throughout our Company;

•	Long-Term Success: Support and reward executives for consistent performance over time and achievement of our long-term strategic goals; and

•	Retention: Attract and retain highly qualified executives whose abilities are critical to our success and competitive advantage.

To achieve these objectives, we have designed an executive compensation program that is significantly weighted towards long-term goals. This approach aids us in the retention of executive officers and assures that the interests of our executive officers and shareholders are aligned. Although the program emphasizes performance-based and equity-based compensation as a percentage of total direct compensation (base salary and annual and long-term incentives), we do not, however, have specific policies governing the allocation of the total direct compensation opportunity among its various components. The following table illustrates the percentage of total direct compensation opportunity for each Named Executive Officer for 2014 represented by each compensation component:

	2014 Compensation Allocation Relative to Total Direct Compensation
Name	Base Salary (%)	Bonus (%)	Annual Senior Executive Plan (%)	Target Performance Restricted Stock Units (%)	Grant Date Fair Value – Stock Options (%)	Time Based Restricted Stock (%)
Scott W. Wine	11	0	15	28	46	0
Michael W. Malone	22	0	20	22	36	0
Kenneth J. Pucel(1)	0	8	0	4	16	72
David C. Longren(1)	9	6	8	8	13	56
Bennett J. Morgan	17	0	18	24	41	0
____________

(1)
The allocations for Mr. Pucel and Mr. Longren reflect the special equity awards each received during the year and in Mr. Pucel's case, the fact that his employment with us commenced on December 1, 2014.

Executive Compensation Program Components

The components of our Named Executive Officers’ compensation are summarized below. All of the components, individually and collectively, are provided for the general purpose of providing a competitive compensation program that will enable us to meet our objective of attracting and retaining highly qualified executives. The more specific reasons for providing each component and each component’s key features are summarized below.

Base Salary
Purpose:

•	Provide a fixed level of compensation on which executive officers can rely

Key Features:

•	Salary levels set based on an assessment of:

•	Level of responsibility

•	Experience and time in position

•	Individual performance

•	Future potential

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•	Salary level relative to market median

•	Internal pay equity considerations

•	Salary levels are reviewed annually by the Compensation Committee and adjusted as appropriate

Annual Cash Incentive
Purpose:

•	Provide explicit incentives to achieve or exceed annual budgeted earnings per share objectives

•	Link pay to performance

•	Align performance objectives with interests of our shareholders

Key Features:

•	Target incentive opportunity expressed as a percentage of executive officer’s base salary, based on responsibilities of position, expected level of contribution and consideration of market data

•	Maximum potential payouts established for purposes of Section 162(m) based on attainment of specified levels of financial performance

•
Actual payouts may be less than or equal to maximum potential payouts based on degree to which financial performance objectives are achieved and on consideration of other Company, business unit and individual performance factors, and are determined by the Compensation Committee

Long-Term Incentives (Stock Options, Restricted Stock Units and Restricted Stock)
Purpose:

•	Provide executive officers with incentives to achieve multi-year financial and operational objectives

•	Link pay to financial, operational and stock price performance

•	Align executive officers’ interests with the interests of our shareholders

Key Features:

•	Equity based performance awards (PRSUs) are earned based on the degree to which specified financial objectives are attained over a three-year performance period

•	Target incentive opportunity based on responsibilities of position, expected level of contribution and consideration of market data

•	Stock options provide value to executive officers only if stock price increases over the stock option term, generally ten years

•	Restricted stock vests upon attainment of specified multi-year financial objectives and/or completion of a specified period of employment

•	All grants are approved by the Compensation Committee

•	Actual earned shares is determined by the Compensation Committee

Benefits and Perquisites
Purpose:

•	Provide an overall compensation package that is competitive with those offered by companies with whom we compete for executive talent

•	Provide a level of retirement income and promote retirement savings in a tax-efficient manner

Key Features:

•	Participation in 401(k) plan and health and welfare plans on same terms as employees generally

•
Executive officers may participate in a non-qualified supplemental retirement savings plan and will receive an employer match up to 5% on base salary and Senior Executive Plan deferral contributions when their 401(k) participation has been limited by IRS annual contribution rules

•	Perquisites described on page 30

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Post-Employment Compensation (Severance and Change in Control Arrangements)
Purpose:

•	Enable executive officers to evaluate potential transactions focused on shareholder interests

•	Provide continuity of management

•	Provide a bridge to next professional opportunity in the event of an involuntary termination

Key Features:

•	Double-trigger change in control severance arrangements

•	Single-trigger accelerated vesting of equity awards upon change in control

•	Severance for termination by the Company without cause (or for good reason resignation by the CEO)

•	Non-compete and non-solicitation restrictions following termination of employment

Determining Executive Compensation

The Process Followed by the Compensation Committee

The Compensation Committee is responsible for the review and approval of all aspects of our executive compensation program. The Compensation Committee meets in January or February of each year to: (i) establish the annual base salary and annual incentive compensation opportunity for each of the executive officers for the current year; (ii) determine the actual annual incentive compensation to be paid to each executive officer for services provided during the prior year; (iii) establish plan targets and performance measures for the three-year performance period beginning on January 1 of the current year for long-term incentive awards; (iv) determine the number of PRSUs earned, if any, under the long-term incentive program three-year performance period ended on the immediately preceding December 31st; and (v) determine stock option awards and any other equity-based awards to be granted to executive officers.

When making individual compensation decisions for the executive officers, the Compensation Committee takes many factors into account. These factors include subjective and objective considerations of each individual’s skills, performance and level of contribution towards desired business objectives, our overall performance, retention concerns, the individual’s tenure and experience with our Company and in his or her current position, the recommendations of management, the individual’s current and historical compensation, the Compensation Committee’s compensation philosophy, and comparisons to other comparably situated executive officers (both those of the Company and those of the peer group companies). The Compensation Committee’s process utilizes input, analysis and review from a number of sources, including our management, other independent directors of the Board, the Compensation Committee’s independent compensation consultant, and market studies and other comparative compensation information as discussed below.

The Compensation Committee uses this information in conjunction with its own review of the various components of our executive compensation program to determine the base salary and annual and long-term incentive targets and opportunities of the executive officers as a group and individually.

Role of Executive Officers in Determining Compensation

The Compensation Committee meets with our CEO annually to review the performance of our other executive officers. The meeting includes an in-depth review of each executive officer, achievement of individual performance objectives established at the beginning of the year and individual contributions towards achievement of our business goals. A summary of the performance review is presented to the full Board each year.

The Compensation Committee considers input from our CEO, COO, EVP, CFO, and VP–Human Resources ("VP-HR") when developing and selecting metrics and performance objectives for our Senior Executive Plan and long-term incentive program, and evaluating performance against such pre-established metrics and objectives. The Compensation Committee also receives recommendations from our CEO, with the assistance of our VP–HR (for executive officers other than himself), regarding base salary amounts, annual and long-term incentive award amounts and equity-based incentive awards for our other executive officers. In determining the CEO’s compensation, the Compensation Committee considers comparative compensation information and input from its independent compensation consultant and our VP–HR.

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Role of the Compensation Consultant

Towers Watson provides the Compensation Committee with an annual compensation market analysis for the executive officers and directors; makes recommendations on the executive pay programs; reviews, participates and comments on executive and board compensation matters; and provides updates on regulatory changes in compensation related issues and other developments and trends in executive compensation.

Market Competitiveness Review

The compensation consultant and the Compensation Committee periodically review the composition of the peer group of companies about which competitive compensation data is obtained. For purposes of setting 2014 compensation, our peer group of companies was established in July 2013. Both management and the Compensation Committee believe that this peer group of 24 companies (the “Peer Group”) provided a robust statistical set of compensation data to serve as a basis for 2014 compensation decisions. In connection with compensation decisions made for 2014, Towers Watson utilized compensation data from the Towers Watson 2013 General Industry Executive Compensation Database and our Peer Group companies. Fiscal 2013 revenue for the Peer Group ranged from $0.7 billion to $7.5 billion. Our annual sales for 2013 approximated the 46th percentile and our market capitalization on December 31, 2014 approximated the 80th percentile of the Peer Group companies. The companies comprising the Peer Group used to establish the 2014 compensation opportunities of the executive officers are listed below:

Terex Corporation Borg Warner, Inc. Jarden Corporation Mattel, Inc. Harley-Davidson, Inc. SPX Corporation	The Timken Company Flowserve Corporation Pentair, Ltd. Hasbro Inc. The Valspar Corporation Brunswick Corporation	Thor Industries, Inc. Regal-Beloit Corporation Snap-On, Inc. Leggett & Platt, Incorporated Pall Corporation Kennametal Inc.	Donaldson Company, Inc. Gardner Denver, Inc. The Toro Company IDEX Corporation H.B. Fuller Company Arctic Cat, Inc.

The reports furnished by compensation consultants provide the Compensation Committee with market information at the median and 75th percentiles for each executive officer position and pay component, and for total direct compensation, and compare the actual and target compensation provided and intended to be provided to each executive officer to the market amounts, which reflect an averaging of the peer group data and the data contained in the surveys utilized. This market information is an important element reviewed by the Compensation Committee, which generally intends to target base salaries for our executive officers at the market median for comparable positions as set forth in the report. However, for an executive officer who is new in his or her position and job-level, the Compensation Committee’s philosophy is to set a base salary below the market median, and to move it toward the median over an appropriate period of time, assuming performance warrants such increases. The elements of annual and long-term incentive opportunities of total direct compensation are generally set between the market median and the 75th percentile for each component, with the specific target level determined in part based on a review of our performance over the previous year. The Compensation Committee can and does, however, use discretion to adjust a component of pay, or total direct compensation generally, above or below these ranges to recognize the specific circumstances of individual executive officers.

2014 Compensation Determinations for the Named Executive Officers

2014 Base Salaries

The Summary Compensation Table on page 33 sets forth the actual base salary earned by each of our Named Executive Officers during 2014. Base salary increases went into effect on April 1 for all employees, including the Named Executive Officers.

The following table summarizes the annualized base salaries as established by the Compensation Committee for Messrs. Wine, Malone and Morgan in January 2014, for Mr. Pucel at the time he was hired and for Mr. Longren following increases in January 2014 from $335,000 to $360,000 and to $375,000 in August 2014, at the time of his promotion.

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Name	Annualized Base Salary 2014 ($)	Percentage Increase (%)
Scott W. Wine	975,000	2.6
Michael W. Malone	475,000	5.6
Kenneth J. Pucel	570,000	N/A
David C. Longren	375,000	11.9
Bennett J. Morgan	600,000	4.3

The base salary increases for Messrs. Wine, Malone, Longren and Morgan bring their respective base salaries close to the market median and were intended to reward them for their role in our performance during 2014. The base salary for Mr. Pucel was established in negotiations in connection with the commencement of his employment with us.

2014 Annual Incentive Compensation

Senior Executive Plan. Our Named Executive Officers and other members of senior management selected by the Compensation Committee are eligible to earn annual cash incentive compensation under our Senior Executive Plan, rather than under our broad-based annual profit sharing plan. Cash incentives to participants in the Senior Executive Plan are payable only if and to the degree we achieve an annual financial performance objective determined by the Compensation Committee.

The Senior Executive Plan for 2014 was structured in a manner similar to that in place for 2013. As in previous years, the Compensation Committee selected earnings from continuing operations per diluted share as the performance metric to be used for purposes of the Senior Executive Plan because: (i) it is a well-understood financial measure that is communicated in the public disclosure of our financial results; (ii) it is the same metric used for purposes of determining payouts under our broad-based annual profit sharing plan; and (iii) the Compensation Committee believes that this financial measure significantly influences our stock price performance and its use effectively aligns the interests of executive officers and shareholders.

Cash incentives to our Named Executive Officers under the Senior Executive Plan are intended to be qualified performance-based compensation for purposes of Section 162(m). For that purpose, the Compensation Committee establishes a formula to determine the maximum amount that may be paid under the Senior Executive Plan to each of our Named Executive Officers. For 2014, the maximum Section 162(m) payout established for Mr. Wine was equal to 250% of base salary, for Messrs. Malone, Longren and Morgan the maximum was equal to 200% of base salary, and was payable if adjusted earnings from continuing operations per diluted share for 2014 equaled or exceeded the threshold amount of $5.12. Mr. Pucel did not participate in the Senior Executive Plan for 2014.

The Compensation Committee has the discretion to pay incentive amounts to the Named Executive Officers under the Senior Executive Plan that are less than the maximum Section 162(m) payouts, and typically expects to exercise that discretion. In determining whether and to what degree to exercise its discretion to approve payments that are less than the maximum Section 162(m) payouts that could be made, the Compensation Committee gives primary consideration to the annual incentive amount that would be payable to the Named Executive Officers based on the application of a performance matrix described below that is utilized to determine payouts to Senior Executive Plan participants other than the Named Executive Officers and to provide guidance regarding payouts to the Named Executive Officers. The Compensation Committee may also consider factors such as: (i) corporate performance against specific strategic priorities established for the year; (ii) corporate performance relative to competitors; (iii) performance of the business unit or department for which the executive is responsible or to which the executive is assigned; and (iv) individual achievement of pre-established objectives and contributions to strengthening our business.

The performance matrix utilized by the Compensation Committee for purposes of the Senior Executive Plan for the 2014 performance period established suggested payout amounts for the Named Executive Officers (expressed as a percentage of base salary for the year in which performance occurs) that correspond to various levels of adjusted earnings from continuing operations per diluted share that we might achieve during the annual performance period. In determining the Company’s 2014 performance for purposes of the performance matrix, the Compensation Committee adjusted for certain unusual events (such as acquisitions, dispositions, restructurings, and legal settlements) which resulted in adjusted earnings from continuing operations per diluted share of $6.73 as compared to $6.65 if applying GAAP standards. The following table summarizes

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the suggested payouts under the performance matrix for 2014 for our Named Executive Officers who participated in the Senior Executive Plan during 2014:

Plan Design Performance Matrix Recommended Payouts (as a % of base salary)
Earnings from Continuing Operations per Diluted Share	Mr. Wine (%)	Mr. Morgan (%)	Mr. Malone (%)	Mr. Longren (%)
40% or more above target (maximum)	250	200	160	143
20% above target	188	150	120	107
10% above target	156	125	100	89
Target	125	100	80	71
10% below target	70	60	50	46
20% below target (threshold)	20	20	20	20
>20% below target	0	0	0	0

As disclosed in the above chart, the incremental changes above and below target disproportionately penalize the failure to achieve target level earnings. For example, if earnings from continuing operations per diluted share is 10% below target then payout for Mr. Wine is reduced by 55 percentage points while Mr. Morgan’s is reduced 40 percentage points; however, if earnings from continuing operations per diluted share is 10% above target, then payouts only increase by 31 percentage points for Mr. Wine and 25 percentage points for Mr. Morgan. To determine the range of earnings from continuing operations per diluted share to be used in 2014 in the performance matrix, the Compensation Committee reviewed the market for the products we sell, the general economic environment and our internal operating plan for the upcoming year. Consistent with our pay-for-performance philosophy, the Compensation Committee sets challenging objectives in order to focus executive officers on delivering a high level of performance. For 2014, the target level of performance as specified in the performance matrix required the Company to achieve adjusted earnings from continuing operations per diluted share of $6.40, an amount 19% greater than the $5.40 amount we achieved in 2013. For 2014, the Company attained adjusted earnings from continuing operations per diluted share of $6.73.

The percentages utilized for any participant for these purposes were based on the respective executive’s level of responsibility, expected level of contribution and the Compensation Committee’s general intention to target annual incentive compensation between the market median and 75th percentile levels for comparable positions when financial targets are achieved.

Our adjusted earnings from continuing operations per diluted share for 2014 of $6.73 per share exceeded the target level performance in the performance matrix by 5.2%. For purposes of assessing whether to pay less than the maximum Section 162(m) payout amounts, the Compensation Committee considered several factors, including the payout amounts suggested by the performance matrix for the Named Executive Officers, our financial performance and total shareholder return relative to our Peer Group, Mr. Wine’s assessment of the individual performance of the other Named Executive Officers, and the Compensation Committee’s own assessment of Mr. Wine’s individual performance. The Compensation Committee approved payouts to Messrs. Wine, Malone, and Morgan slightly below the amounts suggested by the performance matrix in light of some missed production targets. Mr. Longren's payout was adjusted slightly above the amount suggested by the performance matrix in recognition of his year over year exceptional performance in leading our off-road vehicle business.

The following table shows suggested payout as a percentage of base salary derived from the performance matrix, the actual payout as a percentage of base salary, and the the actual amount paid in March 2015 under the Senior Executive Plan for each of our Named Executive Officers:

Name	Suggested Payout as a % of Base Salary	Actual Incentive Payout as % of Base Salary	Actual Incentive Amount Paid ($)
Scott W. Wine	141.1	136.9	1,326,000
Michael W. Malone	90.3	87.9	412,000
Kenneth J. Pucel	N/A	N/A	N/A
David C. Longren	80.0	90.1	324,000
Bennett J. Morgan	112.9	110.0	653,000

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Additional Incentive and Bonus Arrangements. As part of the negotiated compensation arrangements when Mr. Pucel commenced employment with us and in light of his foregoing an annual bonus for 2014 from his former employer and maintaining a similar bonus structure as other executives, we agreed to pay him a lump sum signing bonus of $250,000 at his start date of December 1, 2014, and to pay him a guaranteed bonus of $570,000 for 2014 at the same time other executives would be paid their annual incentives under the Senior Executive Plan. During 2014, the Compensation Committee also approved a supplemental incentive bonus arrangement for Mr. Longren under which he could have received as much as $400,000 if the off-road vehicle business achieved aggressive operating profit goals for 2014 in excess of budgeted levels. Based on the 2014 operating profit performance of the off-road vehicle business, Mr. Longren was paid $250,000 at the time payments were made under the Senior Executive Plan.

2014 Long-Term Compensation

Overview. Long-term compensation awarded by the Compensation Committee in recent years has consisted of annual awards of stock options and performance-based restricted stock units (PRSUs), supplemented by awards of restricted stock from time to time on a selective and limited basis, generally in connection with promotions, individual outstanding performance, hiring of new executives and retention. All equity-based awards are granted under the Omnibus Plan.

The Compensation Committee has chosen to provide a mix of stock options and PRSUs for its long term incentive equity awards because it believes such a combination effectively aligns the financial interest of our executive officers with those of our shareholders. Stock options provide value only to the extent that the price of our common stock has appreciated over the option term, and PRSUs may be earned and settled in shares of our common stock or, if elected by the executive officer, deferred into the Supplemental Retirement/Savings Plan ("SERP"), but only if and to the extent that we achieve over a three-year performance period financial performance objectives that are believed to correlate well with stock price performance. The Compensation Committee provides a blended ratio between the types of awards with approximately 63% of the aggregate grant date fair value allocated to options and 37% to PRSUs (based on assumed target performance). The aggregate grant date fair value of the 2014 annual option and PRSU awards to Messrs. Wine and Morgan was intended to be positioned above the 75th percentile in recognition of their leadership roles during our year over year exceptional performance as well as a retention incentive. The aggregate grant date fair value of the awards granted to Messrs. Malone and Longren was intended to be positioned near the market 75th percentile, also in recognition of our year over year exceptional performance. Mr. Pucel's 2014 PRSU award was prorated based on his start date of December 1, 2014, and his option award reflected the negotiation of his compensation arrangements, including his forfeiting unvested options granted by his previous employer.

2014 Long Term Incentive Compensation Allocation
Name	Grant Date Fair Value of PRSUs at Target (%)	Grant Date Fair Value - Stock Options (%)
Scott W. Wine	37	63
Michael W. Malone	38	62
Kenneth J. Pucel	20	80
David C. Longren	38	62
Bennett J. Morgan	37	63

Performance Restricted Stock Unit Awards (PRSUs). PRSUs granted in 2014 may be earned during the course of the 2014-2016 performance period based on level of achievement against the performance objectives specified at the beginning of the performance period. In determining the performance objectives for the 2014 PRSU awards, the Compensation Committee evaluated the external economic environment, the anticipated demand for the products we sell and our long-term business plan. All earned PRSUs will either vest and be paid out in the form of one share for each earned and vested PRSU or, if elected by the executive officer, the receipt of the shares may be deferred such that each resulting deferred stock unit represents the right to receive one share of common stock upon the settlement date elected by the Named Executive Officer under the SERP. Amounts deemed invested in deferred stock units in the SERP may be transferred into an alternative investment account in the SERP after a period of six months and one day.

Because the compensation associated with PRSU awards is intended to be deductible under Section 162(m), the maximum number of PRSUs that may be earned over the 2014-2016 performance period by each Named Executive Officer was specified in the applicable award agreement and had a grant date fair value equal to 200% of the target level for the 2014

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awards, and the applicable performance goal will be our achievement of a 12% return on invested capital for the last year of that performance period. Because the number of PRSUs specified in each award agreement represents the maximum number that may be earned, the Compensation Committee has the discretion to determine that a lesser number of PRSUs shall be earned and vested, and expects to determine whether and to what degree a lesser number of PRSUs will be earned and vested based on the degree to which goals involving our sales, operating income as a percentage of sales, and net income from continuing operations for the last year of the 2014-2016 performance period are achieved.

For PRSU awards made during 2014, the following table summarizes the recommended PRSU threshold, target and maximum payouts for each Named Executive Officer:

PRSU Performance Period 2014-2016
Name	Threshold Stock Units (#)	Target Stock Units (#)	Maximum Stock Units (#)
Scott W. Wine	2,375	19,000	38,000
Michael W. Malone	453	3,621	7,241
Kenneth J. Pucel	354	2,835	5,670
David C. Longren	313	2,507	5,013
Bennett J. Morgan	870	6,963	13,925

For 2014 PRSU awards, return on invested capital is calculated by dividing the Company’s adjusted net income from continuing operations by the Company’s adjusted average total assets minus current liabilities. In establishing this metric, the Compensation Committee specified that adjustments will be made if certain unusual events were to occur during the performance period (such as acquisitions, dispositions, restructurings and legal settlements). If this performance goal is satisfied, the Compensation Committee expects to exercise its discretion to adjust downward the number of earned PRSUs based on the degree to which the Company has achieved additional performance goals that are a function of the level of Polaris’ 2016 sales, net income from continuing operations and operating income expressed as a percentage of sales. These additional performance goals established by the Compensation Committee at the beginning of 2014 for the final year of the 2014-2016 performance period for the purpose of calculating recommended payouts are set forth in the following table, and reflect substantial growth in each financial measure as compared to 2013 sales of $3,777.1 million, net income from continuing operations of $381.1 million and operating income as a percentage of sales of 15.3%. The relative weightings of the various additional performance goals to be used for purposes of calculating recommended payout amounts are also included in the table:

	2016 Net Income from Continuing Operations ($ millions)	Percent of Target Earned (%)	2016 Operating Income as a Percent of Sales (%)	Percent of Target Earned (%)	2016 Sales ($ millions)	Percent of Target Earned (%)
Threshold(1)	440	25.0	15.3	12.5	4,350	12.5
Target(1)	534	50.0	16.3	25.0	5,000	25.0
Maximum(1)	656	100.0	17.3	50.0	5,725	50.0
____________
(1) Percentage earned for performance between any of the specified levels will be determined on a pro rata basis.

As an example of how Mr. Wine’s PRSUs will be determined to be earned and vested, assume that the 2016 return on invested capital is greater than 12%, that net income from continuing operations in 2016 is $534 million, operating income as a percentage of sales in 2016 is 15.3% and sales in 2016 is $5,000 million. The number of earned PRSUs that would be eligible to vest and be settled in an equal number of shares (or, if elected, deferred into the SERP) based on satisfaction of the return on invested capital performance goal is 38,000. The Compensation Committee would then expect to exercise its discretion to adjust that number downward based on the Company’s performance against the additional financial goals, and that adjusted number of earned and vested PRSUs would be determined as follows:

19,000 (# of target stock units) x (50% + 12.5% + 25%) = 16,625 units

PRSUs earned and vested or deferred by the Named Executive Officers for the 2012-2014 performance period are summarized in the Option Exercises and Stock Vested in 2014 table on page 40.

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2014 Stock Option Awards. The awards for Messrs. Wine, Malone, Longren and Morgan vest in two equal installments on the second and fourth anniversaries of the grant date and have an exercise price of $125.67 which is the fair market value of a share of our common stock on the date of the grant. Mr. Pucel's award also vests in two equal installments on the second and fourth anniversaries of the grant date and have an exercise price of $154.31, which is the fair market value of a share of our common stock on the date of the grant. The number of shares subject to each Named Executive Officer’s 2014 stock option award was as follows:

Named Executive Officer	Number of Shares Subject to Stock Option
Scott W. Wine	101,000
Michael W. Malone	19,000
Kenneth J. Pucel	45,000
David C. Longren	13,000
Bennett J. Morgan	37,000

Our stock option grant practices are designed to ensure that stock option awards approved by the Compensation Committee at its January or February meeting will have an effective grant date occurring after our release of year-end financial results. We do not engage in the backdating, cancellation or re-pricing of stock options and have not engaged in such practices in the past. The grant date for Mr. Pucel's option was his December 1, 2014 commencement of employment date.

2014 Restricted Stock Awards. Mr. Pucel was awarded 50,000 shares of time-vested restricted stock on December 1, 2014 as an incentive to join the company and in consideration of his forfeiting unvested restricted stock awards granted by his prior employer. Assuming continuous employment, 20,000, 10,000 and 20,000 shares will vest on December 1, 2015, 2016 and 2017, respectively.

Additionally, Mr. Longren was awarded 15,000 shares of time-vested restricted stock effective August 1, 2014 to recognize his exceptional performance as VP-ORV and as a retention incentive. Assuming continuous employment, 7,500 shares will vest on August 1, 2017 and the remaining 7,500 shares will vest on August 1, 2018.

Overview of 2015 Executive Compensation Program

In January 2015, our Compensation Committee determined the components, design and performance objectives of our 2015 executive compensation program.

2015 Base Salaries

The Compensation Committee approved the following annualized base salaries for the Named Executive Officers for 2015, which adjustments shall become effective April 1, 2015:

Name	Annualized Base Salary 2015 ($)	Percentage Increase (%)
Scott W. Wine	985,000	1.0
Michael W. Malone	490,000	3.2
Kenneth J. Pucel	600,000	5.3
David C. Longren	400,000	6.7
Bennett J. Morgan	630,000	5.0

2015 Annual Incentive Compensation

The Senior Executive Plan for 2015 has been structured in a manner generally similar to that in place for 2014 and prior years. Earnings from continuing operations per diluted share was again designated as the financial metric to be used for purposes of the performance matrix and establishing the maximum Section 162(m) payout amounts, and the earnings performance to be achieved for a target-level payout in the performance matrix was set at a level appreciably higher than our actual 2014 performance. Threshold level payouts of 20% of base salary under the performance matrix were again set at 80% of target-level earnings performance, however, a maximum payout level of 200% of target-level payouts was

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established at 121% of target-level earnings performance to more reasonably motivate our Named Executive Officers to achieve stretch performance levels. For purposes of maintaining deductibility of annual incentive compensation under Section 162(m), the maximum Section 162(m) payout amounts for the Named Executive Officers were set at 200% (250% for Mr. Wine) of base salary if a specified level of earnings from continuing operations per diluted share objective were achieved. As in the past, the performance matrix is expected to be used by the Compensation Committee to guide the exercise of its discretion as to whether and to what degree it will reduce annual incentive payouts below the level of the maximum Section 162(m) payout amounts. In determining the Company’s performance for purposes of the performance matrix and the maximum Section 162(m) payout amounts, the Compensation Committee will adjust to take into account certain unusual events such as acquisitions, dispositions, restructurings, and legal settlements.

2015 Long-Term Compensation

Performance Restricted Stock Units. The 2015 long-term incentive awards have been structured in a manner similar to that in place for 2014. For the 2015-2017 performance period, the Compensation Committee has granted PRSUs, some or all of which may be earned at the end of the performance period and will either be paid out in the form of one share for each earned and vested PRSU or, if elected by the executive officer, the receipt of shares may be deferred into the SERP. For PRSU awards made during 2015, the following table summarizes the recommended PRSU threshold, target and maximum payouts for each Named Executive Officer:

PRSU Performance Period 2015-2017
Name	Threshold Stock Units (#)	Target Stock Units (#)	Maximum Stock Units (#)
Scott W. Wine	2,472	19,778	39,556
Michael W. Malone	443	3,546	7,092
Kenneth J. Pucel	750	6,002	12,004
David C. Longren	341	2,728	5,456
Bennett J. Morgan	853	6,820	13,640

2015 Stock Option Awards. The Compensation Committee also awarded stock options to the Named Executive Officers effective January 28, 2015. The stock options granted have a ten-year life, vest in two equal installments on the second and fourth anniversaries of the date of grant, and have an exercise price of $146.63 per share, the fair market value of a share of our common stock on the date of the grant. The number of shares subject to the stock options granted was as follows:

Named Executive Officer	2015 Stock Options Granted
Scott W. Wine	85,000
Michael W. Malone	15,000
Kenneth J. Pucel	26,000
David C. Longren	12,000
Bennett J. Morgan	29,000

Mr. Morgan was also granted a 15,000 share performance based restricted stock award on January 28, 2015. Assuming continued employment, 50% of the shares will vest on December 31, 2016 if return on invested capital equals or exceeds 12% for fiscal year 2016 and 50% of the shares will vest on December 31, 2017 if return on invested capital equals or exceeds 12% for fiscal 2017.

Other Executive Compensation Arrangements, Policies and Practices

Health, Welfare and Retirement Benefits

We provide a full range of benefits to our Named Executive Officers, including the standard medical, dental and disability benefits generally available to our employees. We also sponsor a qualified 401(k) Plan in which our Named Executive Officers may participate on the same general basis as our employees, and which allows participants to make plan contributions on a pre-tax basis and to which we make Company-matching contributions dollar-for-dollar with employee contributions up to 5% of covered compensation.

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Because the application of the annual compensation limit under Section 401(a)(17) of the Internal Revenue Code ("Code") prevents our senior executives from fully contributing to the 401(k) Plan and receiving the full Company match, we have adopted a SERP intended to restore contributions lost because of the application of this annual compensation limit. The SERP provides executives who participate in the 401(k) Plan, including the Named Executive Officers, with the opportunity to defer up to net 100% of their base salary and up to 100% of amounts payable under the Senior Executive Plan, PRSU awards and the cash-based Long-Term Incentive Plan (under which awards are not currently being made) by making contributions to the SERP. Typically, base salary and Senior Executive Plan deferral contributions are matched by the Company as if they had been made under the 401(k) Plan on a dollar-for-dollar basis up to 5% of covered compensation. The SERP is provided to assist executives in accumulating funds on a tax-advantaged basis for retirement and is consistent with observed competitive practices of similarly situated companies.

We do not maintain a defined benefit pension plan or a defined benefit supplemental pension plan for our executive officers.

Perquisites

We provide a limited number of perquisites and personal benefits to our executive officers, generally in an effort to remain competitive with similarly situated companies. These perquisites and personal benefits consist of:

•	Reimbursement of club entrance/initiation fees and monthly club dues;

•	Reimbursement of tax, estate and financial planning fees;

•
Supplemental family medical and dental coverage up to $50,000 a year through the Exec-U-Care program, which covers annual expenses not covered under the basic medical and dental benefit plans that are available to Company employees generally, and reimbursement of the cost of annual physicals at the Mayo Clinic for each executive officer and spouse; and

•
Temporary use of Polaris products to encourage a first-hand understanding of the riding experience of our customers and to provide executive officers with an opportunity to evaluate product design and efficiency, along with related parts, garments and accessories.

Severance Arrangements

We have entered into severance arrangements with the executive officers, which provide for certain benefits in the event an executive officer is involuntarily terminated without cause, terminated in connection with a change in control or, in the case of our CEO, if he terminates his employment for good reason. The severance arrangements with our CEO and EVP were established as part of the negotiations of their initial employment terms. The severance arrangements are intended to:

•	Allow executive officers to weigh potential transactions focused on shareholder interests and not personal interests;

•	Provide executive officers with a measure of security in the event of an actual or potential change in corporate ownership or control; and

•	Provide executive officers with a bridge to their next professional opportunity.

The severance arrangements are described in more detail beginning on page 42 under the caption entitled “Potential Payments Upon Termination or Change-in-Control.”

Clawback Policy

Under our “clawback” policy, the Company may require reimbursement or cancellation of cash-based or equity-based incentive compensation awarded to any of our executive officers subject to Section 16 of the Securities Exchange Act if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, and if the award or payout was predicated upon the achievement of financial results that were restated. The policy applies to awards granted after November 1, 2010 and calls for the reimbursement or cancellation of the amount of the award or payout, net of taxes, in excess of what would have been granted or paid based on the actual results unless the Compensation Committee determines in its discretion that a lesser amount to be reimbursed or canceled is appropriate under the circumstances.

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Deductibility of Compensation

Section 162(m) generally does not allow a publicly held company to take a tax deduction for compensation of more than $1 million paid in any taxable year to certain “covered employees” unless such compensation is considered “performance-based.” For purposes of Section 162(m), the group of “covered employees” consists of a company’s chief executive officer and its three other most highly compensated executive officers, other than the chief financial officer. The Compensation Committee generally intends to comply with the requirements of Section 162(m) with respect to compensation in excess of $1 million paid under the Senior Executive Plan, the Omnibus Plan and any other incentive arrangement in order to qualify such compensation as “performance-based” and therefore deductible under Section 162(m). However, the Compensation Committee has and may elect to provide compensation that is not deductible under Section 162(m) when necessary to achieve its compensation objectives.

Stock Ownership Guidelines

The Compensation Committee believes that an important means of aligning the interests of our executive officers, including our Named Executive Officers, with the interests of our shareholders is to ensure that they own significant amounts of our common stock. On January 29, 2014, the Compensation Committee adopted new stock ownership guidelines and changed from a requirement to hold a fixed number of shares to a more common requirement to hold shares with a value equal to or exceeding a multiple of salary as set forth in the table below. Each executive officer is expected to satisfy the stock ownership guidelines within four years following the date he or she becomes an executive officer. Executive officers are prohibited from entering into hedging transactions and are subject to restrictions on pledging Company stock as discussed on page 8.

The following chart sets forth the stock ownership of each of our Named Executive Officers relative to the stock ownership guidelines:

Name	Stock Ownership Guidelines (as a multiple of base salary)	Stock Ownership Guideline Met?
Scott W. Wine	7x	Yes
Michael W. Malone	4x	Yes
Kenneth J. Pucel	4x	Yes
David C. Longren	2x	Yes
Bennett J. Morgan	4x	Yes

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COMPENSATION COMMITTEE REPORT

The Compensation Committee assists the Board in establishing a philosophy and policies regarding executive and director compensation, provides oversight of the administration of our director and executive compensation programs and administers our equity-based compensation plans, reviews the compensation of directors, Named Executive Officers and senior management, and prepares any report on executive compensation required by the rules and regulations of the SEC or other regulatory body, including this Compensation Committee Report.

In performing its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2015 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE

Gary E. Hendrickson, Chair
Annette K. Clayton
Brian C. Cornell

Compensation Risk Assessment

Management conducted a risk assessment of our employee compensation policies and practices, including those that apply to our executive officers. Management reviewed our compensation plans, program design and existing practices as well as global and local compensation policies, programs and practices applicable to all employees. Management then analyzed the likelihood and magnitude of potential risks, focusing on whether any of our compensation policies and practices varied significantly from our overall risk and reward structure, whether any such policies and practices incentivized individuals to take risks that were inconsistent with our goals, and whether any such policies and practices have resulted in establishing an inappropriate balance between short-term and long-term incentive arrangements.

Management discussed the findings of the risk assessment with the Compensation Committee. Based on the assessment, we have concluded that our compensation policies and practices are aligned with the interests of shareholders, appropriately reward pay for performance and do not create risks that are reasonably likely to have a material adverse effect on the Company.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows, for the fiscal years ended December 31, 2012, 2013, and 2014, the annual compensation paid to or earned by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total($)
Scott W. Wine	2014	968,654	0	2,387,730	3,999,085	1,326,000	132,235	8,813,704
Chairman and	2013	941,250	0	1,143,734	4,933,032	1,393,050	153,880	8,564,946
Chief Executive Officer	2012	915,000	0	999,974	4,166,388	1,546,350	158,676	7,786,388
(Principal Executive Officer)
Michael W. Malone	2014	468,654	0	454,988	752,303	412,000	63,624	2,151,569
Vice President–Finance and	2013	443,750	0	340,008	907,920	417,125	64,945	2,173,748
Chief Financial Officer	2012	414,615	0	316,023	879,571	500,000	73,970	2,184,179
(Principal Financial Officer)
Kenneth J. Pucel(7)	2014	43,846	820,000	8,152,969	1,767,258	0	2,379	10,786,452
Executive Vice President–
Global Operations,
Engineering and Lean
David C. Longren(7)	2014	359,769	0	2,517,592	514,734	574,000	49,530	4,015,625
Vice President–Off-Road
Vehicles and ORV
Engineering
Bennett J. Morgan	2014	593,654	0	874,977	1,465,011	653,000	91,497	3,678,139
President and Chief	2013	562,500	0	525,011	1,815,840	665,000	95,922	3,664,273
Operating Officer	2012	507,500	0	460,031	1,735,995	800,000	98,167	3,601,693

(1)
Amounts shown in this column include elective contributions under the 401(k) Plan and SERP for Messrs. Wine, Malone, Longren and Morgan in the amount of $491,635, $32,433, $101,796, and $37,644, respectively.

(2)
The amount shown in this column for Mr. Pucel represents a signing bonus of $250,000 paid upon commencement of his employment on December 1, 2014, and a guaranteed annual incentive for 2014 of $570,000 paid in early 2015.

(3)
Amounts shown in this column represent the aggregate grant date fair value of PRSUs granted to each of our Named Executive Officers, and the grant date fair value of restricted stock awards granted to certain Named Executive Officers, in the fiscal years indicated. The calculation of the grant date fair value amounts for PRSU awards assumes target-level performance against the specified PRSU financial goals and is calculated in accordance with FASB ASC Topic 718 based on the closing market price of our common stock on the applicable measurement date for the award. If instead the amounts were calculated assuming maximum-level performance, the grant date fair value of the 2014 PRSU awards would have been as follows: for Mr. Wine, $4,775,460; for Mr. Malone, $909,976; for Mr. Pucel; $874,938; for Mr. Longren; $629,984, and for Mr. Morgan; $1,749,955. The actual value ultimately realized by our Named Executive Officers with respect to these PRSU will depend on our actual performance against the specified financial goals and the market value of our common stock on the last day of the performance period, and may differ substantially from the grant date fair values shown. The time-based restricted stock awards reported in this column reflect the aggregate grant date fair value of the restricted shares granted in 2014 to Messrs. Pucel and Longren computed in accordance with FASB ASC Topic 718, based on the closing market price of our common stock on the grant date. Additional information regarding the 2014 stock awards is set forth below under the caption “Grants of Plan-Based Awards in 2014” on page 35.

(4)
Amounts shown in this column represent the grant date fair value of stock option awards granted to each of our Named Executive Officers in the fiscal years indicated. Grant date fair value is calculated in accordance with the requirements of FASB ASC Topic 718 using the Black-Scholes method. The assumptions used in determining the grant date fair value of the awards are set forth in Note 2 to the financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

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(5)
Amounts shown in this column represent payments under the Senior Executive Plan, and, in 2014, under a supplemental incentive arrangement for Mr. Longren, and are reported for the year in which the related services were performed and the incentive amounts earned. Additional information about these payments is set forth under the caption “2014 Annual Incentive Compensation” on page 24.

(6)
Amounts shown in this column include Company matching contributions to the 401(k) Plan and SERP, life insurance premiums and the aggregate incremental cost to us of the following perquisites: club dues, financial planning and tax preparation services, Exec-U-Care supplemental health and dental coverage, annual physicals, the use of Company products and the receipt of related parts, garments and accessories. These perquisites are described in further detail under the caption “Perquisites” on page 30. Additional detail regarding the components of the amounts shown for 2014 for each of our Named Executive Officers is provided below in the “All Other Compensation Table.”

(7)	Messrs. Pucel and Longren first became Named Executive Officers in 2014.

All Other Compensation Table

The following table provides additional information on the amounts reported in the All Other Compensation column of the Summary Compensation Table for 2014.

	2014 Amount of All Other Compensation ($)
	S. Wine	M. Malone	K. Pucel	D. Longren	B. Morgan
Financial Planning (Reimbursement)	$0	$10,000	$0	$10,000	$12,250
Club Monthly Dues (Reimbursement)	8,846	191	0	1,069	8,525
Life Insurance Policy Premiums	546	546	546	546	546
Exec-U-Care Premiums	3,961	6,821	0	2,802	4,734
Annual Physicals (Executive and Spouse)	1,427	2,619	0	0	0
401(k) Plan Matching Contributions by Company	13,000	13,000	0	13,000	13,000
SERP Matching Contributions by Company	103,258	30,424	0	17,593	48,827
Use of Polaris Products(1)	0	0	0	0	0
Polaris Parts, Garments and Accessories	1,197	23	1,833	4,520	3,615
Total	$132,235	$63,624	$2,379	$49,530	$91,497
____________

(1)
Each year, the CEO is provided with the use of 16 Polaris products, the President and COO and EVP are provided with the use of up to 12 Polaris products and other executive officers are provided with use of up to eight Polaris products. The products used by our executive officers are either returned to the Company or purchased at a price greater than cost at the end of a defined usage period. We sell the returned products to dealers at an amount greater than the cost of such products to the Company. As a result, there is no aggregate incremental cost to the Company associated with such use.

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GRANTS OF PLAN-BASED AWARDS IN 2014

The following table summarizes each grant of an equity or non-equity incentive award during 2014 to each of our Named Executive Officers.

			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under-lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Approve Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)

Scott W.	1/29/14	1/29/14	193,731	1,210,817	2,421,635
Wine	1/29/14	1/29/14				2,375	19,000	38,000				2,387,730
	1/29/14	1/29/14								101,000	125.67	3,999,085
Michael W.	1/29/14	1/29/14	93,731	374,923	937,308
Malone	1/29/14	1/29/14				453	3,621	7,241				454,988
	1/29/14	1/29/14								19,000	125.67	752,303
Kenneth J.	12/1/14	10/22/14				354	2,835	5,670				437,469
Pucel	12/1/14	10/22/14							50,000			7,715,500
	12/1/14	10/22/14								45,000	154.31	1,767,258
David C.	1/29/14	1/29/14	71,954	266,229	719,539
Longren	1/29/14	1/29/14				313	2,507	5,013				314,992
	8/1/14	7/23/14							15,000			2,202,600
	1/29/14	1/29/14								13,000	125.67	514,734
Bennett J.	1/29/14	1/29/14	118,731	593,654	1,187,308
Morgan	1/29/14	1/29/14				870	6,963	13,925				874,977
	1/29/14	1/29/14								37,000	125.67	1,465,011

(1)
Amounts in these columns represent potential payouts under the Senior Executive Plan, which is our annual cash incentive plan, based on the achievement of specified financial and other goals. The threshold payouts are 20% of base salary and the target payouts range from 74% to 125% of base salary among our Named Executive Officers. The maximum payouts represent the maximum Section 162(m) payout amounts, which for Mr. Wine is 250% of base salary, and for Messrs. Malone, Longren, and Morgan is 200% of base salary. See “2014 Annual Incentive Compensation” on page 24. These estimated payout amounts are based on each Named Executive Officer’s salary for the year in which performance occurs. The actual amount earned in 2014 by each Named Executive Officer (and paid in March 2015) under the Senior Executive Plan is shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Mr. Pucel did not participate in the 2014 Senior Executive Plan.

(2)
Amounts in these columns for each Named Executive Officer represent the number of PRSUs that may be earned and vested or deferred based on the degree to which the financial goals are attained. The threshold number of units that may be earned is 12.5% of target, and the maximum Section 162(m) number of units that may be earned is 200% of target. The target number of units for each individual is based on a specified dollar amount for that Named Executive Officer converted into stock units at a price of $125.67 (Mr. Pucel's award will convert into stock units at a price of $154.31), the closing market price of a share of common stock at the applicable measurement date for the award.

(3)
Each amount reported in this column represents the grant date fair value of the applicable award. The calculation of the grant date fair value of the PRSU awards discussed in note (2) is based upon our assessment of the most probable outcome of the respective performance conditions. The actual amounts that will be received by our Named Executive Officers with respect to these performance-based awards will be determined at the end of the performance period based upon our actual performance, which may differ from the performance that was deemed probable at the date of grant.

Additional Information About Plans and Agreements Affecting Reported Compensation

The following additional information is provided regarding various plans and agreements that affect the compensation information disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards in 2014 table above.

Offer Letters

We entered into an offer letter agreement with Mr. Pucel in connection with his hiring that provides for an annual base

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salary, subject to annual review, and generally provides for ongoing participation in incentive compensation, equity-based compensation and benefit plans. Mr. Pucel's letter agreement also provided for payment of a signing bonus that would be repayable on pro rata basis if he were to resign within twenty-four months.

Incentive Plan Awards

Senior Executive Plan. Annual cash incentive compensation awards are made to each of our Named Executive Officers and other eligible employees pursuant to the shareholder-approved Senior Executive Plan. The Senior Executive Plan provides for the payment of awards to participants selected by the Compensation Committee to the degree we, or any subsidiary, business unit or geographic region thereof, achieves performance objectives specified by the Compensation Committee at the beginning of a calendar year performance period. The performance objectives are to be based on one or more shareholder-approved business criteria specified in the Senior Executive Plan. In establishing our performance goals, the Compensation Committee provides that adjustments will be made for specified unusual events such as acquisitions, dispositions, restructurings and legal settlements. Although all awards are payable in cash, they may be denominated in cash and/or in units with a value equivalent to a share of our common stock. The maximum amount payable to any participant under the Senior Executive Plan for any one-year performance period is $2,500,000. The Senior Executive Plan is to be administered by the Compensation Committee in a manner intended to qualify awards as “performance-based compensation” for purposes of Section 162(m).

Additional information about Senior Incentive Plan awards made in 2014 to our Named Executive Officers, including the performance objectives established by the Compensation Committee and the determination of amounts to be paid, is provided under the caption “2014 Annual Incentive Compensation” on page 24. The estimated threshold, target and maximum payments under the Senior Executive Plan for 2014 are reflected in the “Estimated Potential Payouts Under Non-Equity Incentive Plan Awards” columns in the Grants of Plan-Based Awards in 2014 table above. The amounts actually paid in connection with Senior Executive Plan awards during each of the years 2012-2014 are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 33.

Equity-Based Awards

Performance Restricted Stock Units. PRSU awards are made to each of our Named Executive Officers and other eligible employees pursuant to the shareholder-approved Omnibus Plan. Performance-based awards under the Omnibus Plan are to be administered by the Compensation Committee in a manner intended to qualify awards as “performance-based compensation” for purposes of Section 162(m). The PRSU awards to participants selected by the Compensation Committee will be earned to the degree that we, or any subsidiary, business unit or geographic region thereof, achieve performance objectives specified by the Compensation Committee at the beginning of a three consecutive calendar year performance period. The performance objectives are to be based on one or more shareholder-approved business criteria specified in the Omnibus Plan. In establishing our performance goals, the Compensation Committee provides that adjustments will be made for specified unusual events such as acquisitions, dispositions, restructurings and legal settlements.

Each PRSU will be paid out in the form of one share for each PRSU determined by the Compensation Committee to have been earned and vested over the applicable performance period. If elected by the Named Executive Officer, the receipt of a share in payment of each earned unit may be deferred into the SERP such that each resulting deferred stock unit represents the right to receive one share of common stock upon the settlement date elected by the Named Executive Officer under the SERP. Amounts deemed invested in deferred stock units in the SERP may be transferred into an alternative investment account in the SERP after a period of six months and one day. Additional information about PRSU awards made in 2014 to our Named Executive Officers for the 2014-2016 performance period, including the performance objectives established by the Compensation Committee, is provided under the caption “2014 Long-Term Compensation” on page 26. The estimated threshold, target and maximum awards for the 2014-2016 performance period and the grant date fair value of such awards are shown in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns in the Grants of Plan-Based Awards in 2014 table above.

PRSU awards granted in 2013 for the 2013-2015 performance period, were structured in the same manner as PRSU awards granted in 2014, with the maximum number of PRSUs subject to each award capable of being earned if we achieve a 12% return on invested capital for the last year of that performance period. The Compensation Committee does, however, have the discretion to determine that a lesser number of PRSUs shall be earned, and expects to exercise that discretion based

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on the degree to which goals involving our sales, operating income as a percentage of sales, and net income from continuing operations for the last year of the 2013-2015 performance period are achieved, as summarized in the following table:

	2015 Net Income from Continuing Operations ($ millions)	Percent of Target Earned (%)	2015 Operating Profit as a Percent of Sales (%)	Percent of Target Earned (%)	2015 Revenue ($ millions)	Percent of Target Earned (%)
Threshold(1)	362	25.0	15.0	12.5	3,500	12.5
Target(1)	438	50.0	16.0	25.0	3,925	25.0
Maximum(1)	540	100.0	17.0	50.0	4,875	50.0
____________
(1) Percentage earned for performance between any of the specified levels will be determined on a pro rata basis.

For PRSU awards granted in 2012 for the 2012-2014 performance period, we achieved 42% return on invested capital, well above the 12% threshold required to earn the maximum number of PRSUs subject to the awards. We also achieved performance in excess of the maximum level of performance specified for the revenue, operating income as a percentage of sales, and net income from continuing operations goals set forth in the table below that had been established to guide the Compensation Committee’s discretion as to whether or not a lesser number of PRSUs would be considered earned and vested. As a result of this performance, the Compensation Committee determined that the maximum number of PRSU awards would be earned for the 2012-2014 performance period, and the amounts earned by the Named Executive Officers are summarized in the Option Exercises and Stock Vested in 2014 table on page 40.

	2014 Net Income from Continuing Operations ($ millions)	Percent of Target Earned (%)	2014 Operating Profit as a Percent of Sales (%)	Percent of Target Earned (%)	2014 Revenue ($ millions)	Percent of Target Earned (%)
Threshold(1)	263	25.0	13.5	12.5	2,900	12.5
Target(1)	320	50.0	14.5	25.0	3,275	25.0
Maximum(1)	393	100.0	15.5	50.0	4,050	50.0
____________
(1) Percentage earned for performance between any of the specified levels will be determined on a pro rata basis.

Stock Options. Stock option awards granted under the Omnibus Plan during 2014 to employees of our Company, including our Named Executive Officers, have an exercise price equal to 100% of the fair market value of a share of our common stock on the date of grant. Each stock option granted to Messrs. Wine, Malone, Pucel, Longren and Morgan in 2014 vests and becomes exercisable as to 50% of the shares subject to the option on each of the second and fourth anniversaries of the date of grant and has a 10-year term. The vested portion of an option may be exercised while the participant is employed by the Company, and ordinarily for 30 days (36 months in the case of retirement or for the full term of the option in the case of Mr. Pucel's retirement) after employment ends (unless employment is terminated for cause). If, however, employment ends due to disability or retirement, an option will fully vest and will remain exercisable for three years after the date employment ends (or for the full term of the option in the case of Mr. Pucel's retirement) or for one year in the case of death. In no event will an option be exercisable beyond the end of its original term. If a participant’s employment ends for any reason other than normal retirement, death or disability, the unvested portion of any outstanding option will terminate at the time the participant’s employment ends. Upon a change in control of our Company, each outstanding option will become immediately vested and exercisable in full.

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OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

The following table sets forth information concerning unexercised stock option awards, unvested restricted stock awards, and unvested PRSU awards for each of the Named Executive Officers as of December 31, 2014.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(13) ($)
Scott W. Wine	120,000		22.545	09/01/2018
	75,000		10.030	02/10/2019
	65,000	65,000(1)	38.460	01/31/2021
	90,000	90,000(2)	65.570	02/01/2022
		163,000(3)	86.450	01/30/2023
		101,000(4)	125.670	01/29/2024
					24,000(5)	3,629,760

							26,460(6)	4,001,810
							38,000(7)	5,747,120
Michael W. Malone	50,000		22.330	02/01/2020
	25,000	25,000(1)	38.460	01/31/2021
	19,000	19,000(2)	65.570	02/01/2022
		30,000(3)	86.450	01/30/2023
		19,000(4)	125.670	01/29/2024

							7,866(6)	1,189,654
							7,241(7)	1,095,129
Kenneth J. Pucel		45,000(8)	154.31	12/01/2024
					50,000(9)	7,562,000
							5,670(10)	857,531
David C. Longren	4,000		24.440	12/22/2015
	12,000		23.330	01/29/2017
	16,000		21.785	01/31/2018
	40,000		9.900	02/02/2019
	34,000		22.330	02/01/2020
	18,000	18,000(1)	38.460	01/31/2021
	12,500	12,500(2)	65.570	02/01/2022
		22,000(3)	86.450	01/30/2023
		13,000(4)	125.670	01/29/2024
							6,000(11)	907,440
					15,000(12)	2,268,600

							4,662(6)	705,081
							5,013(7)	758,166
Bennett J. Morgan	25,000		21.785	01/31/2018
	50,000		13.635	10/23/2018
	105,000		9.900	02/02/2019
	120,000		22.330	02/01/2020
	50,000	50,000(1)	38.460	01/31/2021
	37,500	37,500(2)	65.570	02/01/2022
		60,000(3)	86.450	01/30/2023
		37,000(4)	125.670	01/29/2024

							12,146(6)	1,836,961
							13,925(7)	2,106,017

(1)	Represents a stock option granted on January 31, 2011, which will vest as to the remaining shares on the fourth anniversary of the date of grant.

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(2)	Represents a stock option granted on February 1, 2012, which will vest as to the remaining shares on the fourth anniversary of the date of grant.

(3)	Represents a stock option granted on January 30, 2013, which will vest with respect to 50% of the shares on each of the second and fourth anniversaries of the date of grant.

(4)	Represents a stock option granted on January 29, 2014, which will vest with respect to 50% of the shares on each of the second and fourth anniversaries of the date of grant.

(5)	Represents a time-based restricted stock award granted on January 31, 2011. The remaining shares will vest in two equal tranches on the fourth and fifth anniversaries of the date of grant.

(6)
Represents PRSU awards made on January 30, 2013 under the Omnibus Plan for the three-year performance period beginning January 1, 2013 and ending December 31, 2015 (“the 2013 PRSU Grant”). Units subject to the 2013 PRSU Grant may be earned and vested or deferred after the end of the three-year performance period and prior to March 15, 2016. The amount shown is the maximum number of units that could be earned and paid out in shares or deferred based on the SEC requirement that disclosure should be based on the next higher performance level than that achieved during the performance period to date. There is no assurance that the maximum amount would be the actual amount ultimately paid.

(7)
Represents PRSU awards made on January 29, 2014 under the Omnibus Plan for the three-year performance period beginning January 1, 2014 and ending December 31, 2016 (“the 2014 PRSU Grant”). Units subject to the 2014 PRSU Grant may be earned and vested or deferred after the end of the three-year performance period and prior to March 15, 2017. The amount shown is the maximum number of units that could be earned and paid out in shares or deferred based on the SEC requirement that disclosure should be based on the next higher performance level than that achieved during the performance period to date. There is no assurance that the maximum amount would be the actual amount ultimately paid.

(8)	Represents a stock option granted on December 1, 2014, which will vest with respect to 50% of the shares on each of the second and fourth anniversaries of the date of grant.

(9)
Represents a time-based restricted stock award granted on December 1, 2014 that will vest as to 20,000 shares on the first anniversary, 10,000 shares on the second anniversary, and 20,000 shares on the third anniversary of the grant date.

(10)
Represents a PRSU award made on December 1, 2014 under the Omnibus Plan for the performance period beginning December 1, 2014 and ending December 31, 2016. Units subject to this award may be earned and vested or deferred after the end of the two-year performance period and prior to March 15, 2017. The amount shown is the maximum number of units that could be earned and paid out in shares or deferred based on the SEC requirement that disclosure should be based on the next higher performance level than that achieved during the performance period to date. There is no assurance that the maximum amount would be the actual amount ultimately paid.

(11)
Represents a performance-based restricted stock award granted on August 18, 2011 under the Omnibus Plan for the one-year performance period beginning December 1, 2014 and ending December 31, 2015. Shares subject to the grant may be earned and vested after the end of the one-year performance period. The amount shown is the maximum number of shares that could be earned and paid out based on the SEC requirement that disclosure should be based on the next higher performance level than that achieved during the performance period to date. There is no assurance that the maximum amount would be the actual amount ultimately paid.

(12)	Represents a time-based restricted stock award granted on August 1, 2014 that will vest in two equal tranches on the third and fourth anniversaries of the date of grant.

(13)
These amounts are based upon our stock price of $151.24 on December 31, 2014. The actual value realized by our Named Executive Officers could be different based upon the eventual stock prices at the time of vesting.

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OPTION EXERCISES AND STOCK VESTED IN 2014

The following table provides information concerning the aggregate number of stock options exercised and shares of stock or stock units that vested for each of our Named Executive Officers during 2014, and the aggregate dollar values realized by each of our Named Executive Officers upon such event.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Scott W. Wine	200,000	22,942,154	40,706	5,980,536(4)
Michael W. Malone	0	0	9,072	1,415,232(5)
Kenneth J. Pucel	0	0	0	0(6)
David C. Longren	8,000	987,561	5,504	858,624(6)
Bennett J. Morgan	75,000	9,361,703	13,206	2,060,136(7)
____________

(1)	Amounts shown in this column are based on the difference between the fair market value of a share of our common stock on the date of exercise and the exercise price.

(2)
Amounts shown in this column include shares subject to a restricted stock award granted to Mr. Wine that vested during 2014, and shares that were issuable to Messrs. Wine, Malone, Longren and Morgan in settlement of PRSUs that were earned as of December 31, 2014 for the 2012-2014 performance period. As indicated in subsequent footnotes, each of these individuals elected to defer receipt of some or all of the settlement shares, with an equivalent number of deferred stock units then credited to the company stock fund in his SERP account. The terms of the deferrals are as described below under the caption "Nonqualified Deferred Compensation in 2014."

(3)
Amounts shown in this column are based on fair market value of a share of our common stock on the applicable vesting date. The PRSUs that were earned as of December 31, 2014 vested on February 14, 2015, upon the Compensation Committee's certification that the applicable performance goals had been satisfied.

(4)
This amount represents 12,000 shares of restricted stock vesting on January 31, 2014 valued at $125.20 per share, and 28,706 PRSUs that vested on February 14, 2015 valued at $156.00 per share. Mr. Wine elected to defer receipt of all of the settlement shares.

(5)	This amount represents 9,072 PRSUs that vested on February 14, 2015 valued at $156.00 per share. Mr. Malone elected to defer receipt of 4,536 of the settlement shares.

(6)	This amount represents 5,504 PRSUs that vested on February 14, 2015 valued at $156.00 per share. Mr. Longren elected to defer receipt of 1,101 of the settlement shares.

(7)	This amount represents 13,206 PRSUs that vested on February 14, 2015 valued at $156.00 per share. Mr. Morgan elected to defer receipt of 6,603 of the settlement shares.

NONQUALIFIED DEFERRED COMPENSATION IN 2014

The following table sets forth information regarding the contributions by each Named Executive Officer and the Company to the SERP, as well as information regarding earnings, aggregate withdrawals and distributions and balances under the SERP, for each Named Executive Officer as of and for the fiscal year ended December 31, 2014.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Scott W. Wine	6,752,839	103,258	(37,515)	0	11,096,161
Michael W. Malone	1,170,152	30,424	207,979	0	5,391,348
Kenneth J. Pucel	0	0	0	0	0
David C. Longren	780,864	17,593	95,563	0	2,849,772
Bennett J. Morgan	1,636,919	48,827	314,555	0	6,787,035
____________

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(1)
These amounts represent elective contributions into the SERP during 2014 of a portion of base salary earned during 2014 and a portion of the incentive compensation payable during 2014 under the Senior Executive Plan and/or the Long Term Incentive Plan ("LTIP") by or to each of the Named Executive Officers. The amount of any base salary deferred is included in the amount reported in the 2014 salary column of the Summary Compensation Table and the amount of any annual incentive deferred is included in the amount reported in the 2013 non-equity incentive plan compensation column of the Summary Compensation Table.  The amount of any LTIP payout deferred does not necessarily correspond to the grant date fair value of that LTIP award reported in the Summary Compensation Table in the year the award was granted. Deferrals related to amounts otherwise payable in 2015 (even if considered earned in 2014) will be shown as executive contributions for 2015.

(2)
These amounts represent Company matching contributions to the SERP during 2014. The amount in this column for each Named Executive Officer is included in the “All Other Compensation” column of the Summary Compensation Table for 2014.

(3)
These amounts represent earnings (losses) during 2014 credited to (deducted from) the respective Named Executive Officers’ SERP accounts. None of these amounts are included in compensation reported in the Summary Compensation Table because none of the earnings are considered to be “above market.”

(4)
Of the aggregate balances shown, the following amounts were previously reported as salary, annual incentive compensation, LTIP award compensation or all other compensation in Summary Compensation Tables covering fiscal years 2006–2013: Mr. Wine, $3,169,663; Mr. Malone, $1,415,404; and Mr. Morgan, $1,588,248. Messrs. Pucel and Longren first became Named Executive Officers in 2014.

We sponsor a 401(k) Plan that allows employees to make plan contributions on a pre-tax basis. Employees are automatically enrolled at 5% of covered compensation and can affirmatively elect to contribute 0-50% of covered compensation into the 401(k) Plan. We match employee contributions dollar-for-dollar up to 5% of base salary and Senior Executive Plan deferrals. Although Named Executive Officers are eligible to participate in the 401(k) Plan, the application of the annual compensation limit under Section 401(a)(17) of the Code prevents Named Executive Officers from fully contributing to the 401(k) Plan and receiving the full Company match. The SERP provides executives who participate in the 401(k) Plan with the opportunity to defer up to net 100% of their base salary and up to 100% of amounts payable under the Senior Executive Plan, the cash LTIP and PRSUs into the SERP. Typically, base salary and Senior Executive Plan deferral contributions are matched by the Company as if they had been made under the 401(k) Plan on a dollar-for-dollar basis up to 5% of covered compensation. The SERP is intended solely to restore contributions lost because of the application of the annual compensation limit under Section 401(a)(17) of the Code to the 401(k) Plan.

The SERP account of each Named Executive Officer is deemed to be invested in the fund(s) designated by the Named Executive Officer. For this purpose, the Named Executive Officers may choose among the same funds that are available to our employees generally under the 401(k) Plan. Deemed investment earnings and losses are applied to each Named Executive Officer’s SERP account based upon the performance of the applicable investment fund. At December 31, 2014, accounts of the Named Executive Officers were deemed to be invested in the following funds:

American Funds(R) EuroPacific Growth Fund(R)	Vanguard Mid-Cap Index Fund Institutional Shares
Columbia Acorn International Fund	Vanguard Small-Cap Index Fund Institutional Shares
Fidelity Treasury Only Money Market Fund	Vanguard Target Retirement 2015 Trust II
PIMCO Foreign Bond (Unhedged) Fund Institutional Class	Vanguard Target Retirement 2025 Trust II
PIMCO Total Return Fund Institutional Class	Vanguard Total Bond Market Index Fund
Vanguard Institutional Index Fund Institutional Shares
Beginning in 2015, Named Executive Officers may also designate the Polaris Company Stock Fund as a deemed investment under the SERP.

The Named Executive Officers may elect a distribution option annually prior to the beginning of the applicable earnings period under the SERP. The Named Executive Officers may elect to receive distributions (i) six months following separation of service or one year after separation of service; (ii) upon the attainment of a certain age, designated by the Named Executive Officer, between 59 ½ and 70 ½, provided that the Named Executive Officer will not attain the designated age for at least three years after his election; or (iii) the earlier or later of (i) or (ii). Named Executive Officers may elect to receive the distribution in a lump sum or in monthly, quarterly or annual installments over a period not to exceed 10 years. If the installment method is elected, the Named Executive Officer’s account will continue to be credited with a prorated amount of deemed investment earnings and losses during the installment period.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Our Named Executive Officers are eligible to receive certain payments and benefits in the event of termination of their employment, including following a change in control, and upon a change in control pursuant to severance arrangements and equity award agreements with the Company.

Severance Arrangements with Named Executive Officers

We have entered into severance arrangements with our Named Executive Officers, which provide certain benefits to the Named Executive Officers upon their termination of employment under certain circumstances, including following a “change in control.” For this purpose, a “change in control” is deemed to occur if:

•	There is a substantial change in the composition of the Board which causes at least one-half of the Board to consist of new directors that were not nominated by the Company; or

•	A third party acquires ownership of 35% or more of our common stock, unless such acquisition is approved by the Company; or

•
We engage in certain extraordinary corporate events (such as a liquidation, dissolution, reorganization, merger or sale of all or substantially all of our assets), unless we are the surviving entity after such transaction or at least one-half of our Board continue to serve as directors of the surviving entity after such transaction, as applicable.

Under the severance arrangements, a Named Executive Officer will be considered to have been terminated without cause if he or she is terminated other than for willful and continued nonperformance, conviction of a felony or other misconduct or detrimental actions as specified in the applicable agreement. A Named Executive Officer will be considered to have terminated his or her employment for good reason if he or she terminates employment due to a material reduction in title, authority, responsibilities or base compensation, a material change in the location of his or her principal place of employment or nonperformance by the Company of any material obligations owed to him or her, all as specified in the applicable agreement.

Severance, Proprietary Information and Noncompetition Agreement with Mr. Wine

At December 31, 2014, we were a party to a severance, proprietary information and noncompetition agreement with Mr. Wine, our Chairman and CEO, dated September 1, 2008 (“Wine Severance Agreement”). The terms of the Wine Severance Agreement were established during the negotiations leading to his employment by the Company as our CEO. Mr. Wine is entitled to certain payments and benefits under the Wine Severance Agreement if his employment is terminated without cause or if he terminates his employment with good reason. The magnitude of the payments and benefits is dependent upon whether or not the termination was upon or within 24 months following a change in control (referred to as a “change in control termination” if occurring within that 24 month period).

Change in Control Related Payments

In the event of a change in control termination, Mr. Wine is entitled to receive:

•
A lump sum payment equal to two times his average annual cash compensation (including base salary and cash incentives under the Senior Executive Plan and LTIP, but excluding the award or exercise of stock options or stock grants) for the three fiscal years preceding the change in control termination;

•	Any earned but unpaid cash incentive award under the Senior Executive Plan;

•
If the termination occurs during the fiscal year after June 30, a payment of the amount of the average cash incentive award under the Senior Executive Plan paid to him for the three fiscal years immediately preceding the change in control, prorated for the full number of months actually worked in the current fiscal year prior to the termination.

Non-Change in Control Termination Related Payments

In the case of a termination not in connection with a change in control, Mr. Wine is entitled to receive:

•
The sum of (i) 100% of his annual base salary as of the termination date plus (ii) the amount of the cash incentive award paid to him under the Senior Executive Plan for the fiscal year immediately preceding the fiscal year in which the termination takes place payable over a period of one year;

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•	Any earned but unpaid cash incentive award under the Senior Executive Plan;

•
If the termination occurs during the fiscal year after June 30, payment of an amount equal to the cash incentive award under the Senior Executive Plan paid to him for the fiscal year immediately preceding the fiscal year in which the termination takes place, prorated for the full number of months actually worked in the current fiscal year prior to the termination;

•
An amount equal to what he would otherwise be eligible to receive pursuant to any outstanding LTIP award had he remained continuously employed through the end of the applicable performance period under the LTIP, prorated for the number of full calendar years actually worked during such performance period;

•
If he elects to receive benefits under the Consolidated Omnibus Reconciliation Act (“COBRA”), payment for the premiums for coverage of Mr. Wine, his spouse and/or dependents under our group health plans pursuant to COBRA for a one-year period; and

•	Reasonable executive outplacement services.

The amount of payments and benefits under the Wine Severance Agreement are detailed in the table appearing under the caption “Potential Payments to Mr. Wine” on page 46. As a condition to receiving payments and benefits under the severance agreement, Mr. Wine must execute a general waiver and release of any claims against the Company. The Wine Severance Agreement also provides that during and for a period of (i) 60 months following termination, Mr. Wine is prohibited from using or disclosing our proprietary information, except as required by his duties to Polaris and (ii) two years following termination, Mr. Wine must refrain from working for or acquiring an ownership interest (other than an interest of up to 1% of publicly held securities) in our competitors, or soliciting our employees.

Severance Agreements with Messrs. Malone, Pucel, Longren and Morgan

Change in Control Related Payments

We have entered into severance agreements with Messrs. Malone, Pucel, Longren and Morgan, which provide that if upon or within 24 months after a change in control, any of such Named Executive Officers terminates employment for good reason or if his employment is terminated by the Company without cause, then the Named Executive Officer will be entitled to:

•
A lump sum cash payment equal to two times average annual cash compensation (including base salary and cash incentives under the Senior Executive Plan and LTIP, but excluding the award or exercise of stock options or stock grants) for our three fiscal years (or lesser number of fiscal years if employed for a shorter duration) immediately preceding such termination; and

•	Any earned but unpaid cash incentive awards under the Senior Executive Plan.

No cash incentive award will be paid for any part of the fiscal year in which the termination occurs.

Non-Change in Control Termination Related Payments

Under the severance agreements, a non-change in control termination is deemed to occur if the Named Executive Officer is terminated by the Company without cause other than in connection with a change in control. In the event of a non-change in control termination, the Named Executive Officer will be entitled to:

•
The sum of (i) 100% of his or her annual base salary as of the termination date (150% for Mr. Morgan) plus (ii) the amount of the cash incentive award under the Senior Executive Plan that was paid to the Named Executive Officer for the fiscal year immediately preceding the fiscal year in which the termination takes place;

•	Any earned but unpaid cash incentive award under the Senior Executive Plan;

•
An amount equal to what the Named Executive Officer would otherwise be eligible to receive pursuant to any outstanding LTIP award had he or she remained continuously employed through the end of the applicable performance period under the LTIP, prorated for the number of full calendar years actually worked during such performance period;

•
Eligibility for early retirement benefits under our Early Retirement Benefit Policy for Officers without regard to age or time of service for Messrs. Morgan and Malone and upon attainment of age and service criteria for other officers in accordance with the terms and conditions of such policy, which are discussed under the caption “Payments Made Upon Retirement” below;

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•
If the Named Executive Officer elects to receive benefits under COBRA, payment for the premiums for coverage of the Named Executive Officer, his or her spouse and/or dependents under our group health plans pursuant to COBRA for a one-year period;

•	Reasonable executive outplacement services; and

•	The release of restrictions on all outstanding restricted share awards for which the performance goal has been met and the performance period has expired.

The amounts payable to each Named Executive Officer under the severance agreements are quantified in the tables appearing under the caption “Potential Payments to Messrs. Malone, Pucel, Longren and Morgan” on page 47.

Equity Award Agreements

Mr. Wine’s stock option award agreements provide for full, accelerated vesting of all unvested options upon a change in control or if employment is terminated due to death or disability or after normal retirement age. Under Mr. Wine’s PRSU award agreements, upon a change in control one-sixth of the units subject to an award will be subject to accelerated vesting if the change in control occurs during the second year of the performance period, and one-third of the units will be subject to accelerated vesting if the change in control occurs during the third year of the performance period. In addition, if Mr. Wine is terminated by the Company without cause or he terminates his employment for good reason, he will be entitled to have vest, at the end of the performance period, a pro rata portion of the units that would otherwise be deemed to have been earned during the performance period. The prorated portion is based on the number of full calendar years that elapsed during the performance period prior to his termination, divided by three. Mr. Wine's restricted stock award agreement provides for vesting of unvested shares upon a change in control.

The stock option award agreements for Messrs. Malone, Pucel, Longren and Morgan provide for full, accelerated vesting of options upon a change in control or if employment is terminated due to death or disability or after normal retirement age. The PRSU award agreements for these individuals provide for accelerated vesting of the awards under the same circumstances and to the same degree as described above for Mr. Wine.

Under the equity award agreements, a Named Executive Officer will be considered to have been terminated without cause or to have terminated his employment for good reason under the same circumstances as described above in connection with the Named Executive Officers’ severance arrangements.

The amounts payable to Mr. Wine under the equity award agreements are quantified in the table appearing under the caption “Potential Payments to Mr. Wine” on page 46, and the amounts payable to the other Named Executive Officers are quantified in the table appearing under the caption “Potential Payments to Messrs. Malone, Pucel, Longren and Morgan” on page 47.

Payments Made Upon Retirement

We maintain the 401(k) Plan and the restorative SERP, as explained in the section entitled “Nonqualified Deferred Compensation in 2014” on page 40. We do not maintain a defined benefit pension plan or a defined benefit supplemental pension plan for our Named Executive Officers.

We do, however, provide certain benefits and perquisites to Named Executive Officers that are retirement-eligible. These benefits and perquisites include:

•	Medical insurance coverage or cash equivalent for retirees and their spouses from age 55 to 64 with coverage coinciding with Medicare B on and after age 65;

•	Dental insurance coverage for retirees and their spouses at the same coverage level with the same provider as an active employee;

•	Continued annual physical exams at the Mayo Clinic for retirees and their spouses in accordance with the active officer benefit;

•	Continued use of Polaris products in accordance with the active Named Executive Officer benefits, including related parts, garments and accessories;

•
For Senior Executive Plan participants, a possible prorated payout under the plan based on the time worked during the incentive compensation award period payable in accordance with the normal payment schedule;

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•
Waiver of vesting period for outstanding stock options that have not yet vested at the date of retirement and an exercise period that is 36 months (for the full term of the option for Mr. Pucel) from the effective date of termination; and

•	For the CEO only, continued use of our airplane and travel services in accordance with the active officer benefit.

To be eligible for full retirement-age benefits, the Named Executive Officer must have attained the age of at least 65. None of our Named Executive Officers were retirement-eligible as of December 31, 2014.

We also provide certain early retirement benefits to Named Executive Officers who have attained the age of at least 55 and have a minimum of 10 years of service to our Company. These benefits include the same benefits available at full retirement age described above, except that for Named Executive Officers other than the EVP, all outstanding stock options that have not yet vested are forfeited.

Mr. Pucel is also eligible for an additional payment equal to three times his annual base salary upon retirement on or after age 55 plus five years of service. Mr. Pucel received this benefit as part of an inducement to join Polaris and as a substitute to a comparable benefit he received from his prior employer.

Non-Compete and Non-Solicitation Agreements

As described in “Severance, Proprietary Information and Noncompetition Agreement with Mr. Wine” on page 42, Mr. Wine has agreed not to engage in competitive activities or solicit employees for a period of two years following his termination of employment. The other Named Executive Officers were required to enter into non-competition agreements as a condition to the receipt of restricted stock and LTIP grants, under which they agree to not engage in competitive activities or soliciting employees for a period of one year following their termination of employment.

Potential Payments to Named Executive Officers Upon Termination

The following tables quantify the amounts and benefits payable to the Named Executive Officers upon termination under various scenarios. In calculating the payments set forth in such tables, we have assumed that (i) the date of termination was December 31, 2014, the last business day of fiscal year 2014, and (ii) the stock price was $151.24 per share, the closing market price of our common stock on such date. The tables do not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, including:

•	Earned but unpaid base salary through the date of termination;

•	Accrued but unused vacation pay through the date of termination;

•
Company matching contributions to the 401(k) Plan in an amount which take into account the final payouts for base salary, incentive awards under the Senior Executive Plan, if any, and accrued vacation;

•	Distributions of plan balances under the Polaris 401(k) Plan; and

•	A life insurance benefit equal to two times base salary up to a maximum of $650,000, payable in the event of termination upon death.

The tables also do not reflect amounts attributable to vested, non-forfeitable equity-based awards (see “Outstanding Equity Awards at 2014 Fiscal Year-End” on page 38), or distributions of plan balances under the SERP (see “Nonqualified Deferred Compensation in 2014” on page 40). In addition, the tables do not reflect any applicable tax withholdings or other deductions by the Company from the amounts otherwise payable to the Named Executive Officers upon termination of employment. To the extent applicable, the present value of the payments presented in the tables below was calculated using a discount rate of 5%.

We provide a number of lifetime benefits and perquisites to our Named Executive Officers upon retirement or receipt of early retirement benefits. For purposes of quantifying the value of such benefits and perquisites in the tables below, we have used an average life expectancy age of 78 for such individuals. The costs of medical and dental coverage are based on current annual premiums times the number of years between officer age and 78 for those that receive it until then using a discount rate of 5%. Company parts, garments and accessories coverage is based on the average spent for the Named Executive Officers in 2014 multiplied by the number of years between the executive officer’s age and 78 (for those who receive it), using a discount rate of 5%.

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Potential Payments to Mr. Wine

	Without Cause or With Good Reason Termination (not in connection with a Change in Control ($)	Without Cause or With Good Reason Termination (Change in Control) ($)	Change in Control (without Termination) ($)	Death or Disability ($)	Retirement ($)
Scott W. Wine
Cash Compensation	2,304,009	15,284,362	0	0	0
Annual Cash Incentives (Senior Executive Plan)	1,315,019	1,315,019	0	1,315,019	0
PRSUs(1)	4,495,249	4,495,249	4,495,249	0	0
Stock Options (Unvested and Accelerated)(2)	0	28,184,340	28,184,340	28,184,340	0
Restricted Stock (Unvested and Accelerated)	0	3,629,760	3,629,760	0	0
Benefits and Perquisites
Medical and Dental	20,430	0	0	0	0
Use of Polaris Products	0	0	0	0	0
Polaris Parts, Garments and Accessories	0	0	0	0	0
Physical Exams	0	0	0	0	0
Total	8,134,707	52,908,730	36,309,349	29,499,359	0
______________

(1)	The amount reflected for Mr. Wine represents his pro rata target payout for the 2012 and 2013 PRSU award and assumes the payment would be made by March 2015 and March 2016, respectively.

(2)	Represents the market value of unvested stock options less the option exercise price.

-46

Potential Payments to Messrs. Malone, Pucel, Longren and Morgan

	Without Cause Termination (not in connection with a Change in Control) ($)	Without Cause or With Good Reason Termination (in connection with a Change in Control) ($)	Change in Control (without Termination) ($)	Death or Disability ($)	Retirement($)
Mr. Malone
Cash Compensation	871,418	7,016,395	0	0	0
Annual Cash Incentives (Senior Executive Plan)	408,588	408,588	0	408,588	408,588
PRSUs(1)	1,409,414	1,409,414	1,409,414	0	0
Stock Options (Unvested and Accelerated)(2)	0	6,876,760	6,876,760	6,876,760	0
Restricted Stock (Unvested and Accelerated)	0	0	0	0	0
Benefits and Perquisites
Medical and Dental Insurance	665,707	0	0	0	665,707
Use of Polaris Products	0	0	0	0	0
Polaris Parts, Garments and Accessories	29,455	0	0	0	29,455
Physical Exams	26,628	0	0	0	26,628
Total	3,411,210	15,711,157	8,286,174	7,285,348	1,130,378
Mr. Pucel
Cash Compensation	602,198	92,351	0	0	0
Annual Cash Incentives (Senior Executive Plan)	565,280	565,280	0	565,280	0
PRSUs	0	0	0	0	0
Stock Options (Unvested and Accelerated)(2)	0	0	0	0	0
Restricted Stock (Unvested and Accelerated)	0	7,562,000	7,562,000	0	0
Benefits and Perquisites
Medical and Dental Insurance	20,430	0	0	0	0
Use of Polaris Products	0	0	0	0	0
Polaris Parts, Garments and Accessories	0	0	0	0	0
Physical Exams	0	0	0	0	0
Total	1,187,908	8,219,631	7,562,000	565,280	0
Mr. Longren
Cash Compensation	692,648	4,019,018	0	0	0
Annual Cash Incentives (Senior Executive Plan)	321,317	321,317	0	321,317	321,317
PRSUs(1)	852,599	852,599	852,599	0	0
Stock Options (Unvested and Accelerated)(2)	0	4,858,705	4,858,705	4,858,705	0
Restricted Stock (Unvested and Accelerated)	0	3,176,040	0	0	0
Benefits and Perquisites
Medical and Dental Insurance	665,707	0	0	0	665,707
Use of Polaris Products	0	0	0	0	0
Polaris Parts, Garments and Accessories	0	0	0	0	29,455
Physical Exams	0	0	0	0	26,628
Total	2,532,271	13,227,679	5,711,304	5,180,022	1,043,107
Mr. Morgan
Cash Compensation	1,545,748	9,669,489	0	0	0
Annual Cash Incentives (Senior Executive Plan)	647,592	647,592	0	647,592	0
PRSUs(1)	2,067,404	2,067,404	2,067,404	0	0
Stock Options (Unvested and Accelerated)(2)	0	13,685,115	13,685,115	13,685,115	0
Restricted Stock (Unvested and Accelerated)	0	0	0	0	0
Benefits and Perquisites
Medical and Dental Insurance	729,765	0	0	0	0
Use of Polaris Products	0	0	0	0	0
Polaris Parts, Garments and Accessories	32,167	0	0	0	0
Physical Exams	29,080	0	0	0	0
Total	5,051,756	26,069,600	15,752,519	14,332,707	0
______________

(1)
The amounts reflected for Messrs. Malone, Longren and Morgan represent the pro rata target payout for the 2012 and 2013 PRSU awards and assumes the payments would be made by March 2015 and March 2016, respectively.

(2)	Represents the market value of unvested stock options less the option exercise price.

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DIRECTOR COMPENSATION

The following table sets forth the compensation earned for each of the non-employee directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Annette K. Clayton	96,000	130,098	226,098
Brian C. Cornell	92,000	130,098	222,098
Kevin M. Farr	88,750	130,098	218,848
Gary E. Hendrickson	107,000	130,098	237,098
Bernd F. Kessler	99,000	130,098	229,098
R. M. (Mark) Schreck	110,000	130,098	240,098
William G. Van Dyke(3)	102,000	130,098	232,098
John P. Wiehoff	136,000	130,098	266,098
____________

(1)
As described in more detail in the accompanying narrative, directors may defer all or a portion of the fees otherwise payable to them in accordance with our Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”). Each of the current directors deferred all fees otherwise payable to him or her in 2014 in accordance with the Deferred Compensation Plan. The deferred amounts were converted into common stock equivalents at the then current market price per share of our common stock. The aggregate number of common stock equivalents held by each non-employee director as of December 31, 2014 is reflected in the “Stock Awards” column of the “Non-Employee Directors — Outstanding Equity Awards at Fiscal Year-End” table appearing below.

(2)
On April 24, 2014, the continuing non-employee directors were each awarded under the Omnibus Plan 945 deferred stock units, each with a value equal to one share of our common stock. The grant date fair value for these deferred stock units was $137.67 per unit. The aggregate number of deferred stock units and common stock equivalents held by each non-employee director as of December 31, 2014 is reflected in the “Stock Awards” column of the “Non-Employee Directors — Outstanding Equity Awards at Fiscal Year-End” table appearing below.

(3)	Mr. Van Dyke served on the Board until his death on September 5, 2014.

Non-Employee Directors — Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of shares of common stock underlying outstanding stock awards for each of the non-employee directors as of December 31, 2014.

Name	Stock Awards(1)
Annette K. Clayton	48,001
Brian C. Cornell	3,984
Kevin M. Farr	1,711
Gary E. Hendrickson	8,856
Bernd F. Kessler	14,725
R. M. (Mark) Schreck	60,803
John P. Wiehoff	34,189
____________

(1)
Includes common stock equivalents awarded to directors under the Deferred Compensation Plan and deferred stock units awarded under the Omnibus Plan and the accompanying dividend equivalent units issued on each form of award.

Director Fees

Directors who are employees of our Company receive no compensation for their services as directors or as members of committees. Compensation for non-employee directors is divided into cash and stock components. We presently pay each non-employee director an annual director’s retainer of $85,000. The Lead Director of the Board receives an annual Lead

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Director fee of $25,000. The Chairs of the Compensation Committee, Corporate Governance and Nominating Committee and Technology Committee receive an annual committee chairman’s fee of $10,000, and the Chair of the Audit Committee receives an annual committee chairman’s fee of $15,000. Non-employee directors also receive $1,000 for each committee meeting attended. Any non-employee director may elect to defer the receipt of all or a specified portion of the retainer and fee payments specified in this paragraph under the Deferred Compensation Plan (as described below).

Deferred Compensation Plan

We maintain the Deferred Compensation Plan for non-employee directors. A non-employee director can defer all or a portion of the retainer and fee payments that would otherwise be paid to him or her in cash. Such deferred amounts are converted into additional common stock equivalents based on the then fair market value of the common stock. Each common stock equivalent represents the economic equivalent of one share of common stock. Dividend equivalents are credited to non-employee directors as if the common stock equivalents are outstanding shares of common stock. Such dividend equivalents are deemed invested in additional common stock equivalents.

As soon as practicable after a non-employee director’s service on the Board terminates, he or she will receive a distribution of a number of shares of our common stock equal to the number of common stock equivalents then credited to him or her under the Deferred Compensation Plan. Upon the death of a non-employee director, the shares will be issued to his or her beneficiary. Upon a change in control of our Company (as defined in the Deferred Compensation Plan), each non-employee director will receive a cash payment equal to the value of his or her accumulated common stock equivalents.

A maximum of 500,000 shares of common stock are reserved for issuance under the Deferred Compensation Plan. The Deferred Compensation Plan will remain effective until May 31, 2020, unless terminated earlier by the Board. The Deferred Compensation Plan may be terminated or amended at any time by the Board.

Deferred Stock Units

Since 2007, we have granted our non-employee directors an annual award of deferred stock units in an amount determined by the Board. The deferred stock units are fully vested upon issuance. Upon termination of service as a director or upon an earlier change in control of our Company, each non-employee director will receive one share of common stock for every deferred stock unit credited to the non-employee director’s account. Dividend equivalents are credited to non-employee directors as if the deferred stock units are outstanding shares of common stock. Such dividend equivalents are deemed invested in additional deferred stock units.

Use of Polaris Products

We provide each of the non-employee directors with the use of up to eight Polaris products, of his or her choice, at no charge to encourage a first-hand understanding of the riding experience of our customers and to provide the non-employee directors with an opportunity to evaluate product design and efficiency. The products used by the non-employee directors can be returned to the Company or purchased at a price greater than cost at the end of a defined usage period based upon months, miles or hours, depending upon the product line. We sell the returned products to dealers at an amount greater than the cost of such products to the Company. All non-employee directors also receive related parts, garments and accessories.

Director Stock Ownership Guidelines

The Board has adopted stock ownership guidelines, which provide that each non-employee director is expected to own, directly or indirectly, shares of our common stock, common stock equivalents and deferred stock units having a value of at least three times the amount of the annual retainer and, if applicable, any committee chairman fee paid to such director. Compliance with the stock ownership guidelines is voluntary but is monitored by our CFO. All non-employee directors are expected to satisfy the stock ownership guidelines within four years following the date they are first elected to the Board. The following chart sets forth the stock ownership of each of the non-employee directors that were in office as of December 31, 2014 relative to the stock ownership guidelines:

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Name	Stock Ownership Guidelines (as a Multiple of Annual Director Retainer Fee)	Shares of Common Stock, Common Stock Equivalents and Deferred Stock Units Held as of December 31, 2014	Stock Ownership Guideline Met?
Annette K. Clayton	3x	48,001	Yes
Brian C. Cornell	3x	3,984	Yes
Kevin M. Farr	3x	1,711(1)	No
Gary E. Hendrickson	3x	8,856	Yes
Bernd F. Kessler	3x	14,725	Yes
R.M. (Mark) Schreck	3x	61,283	Yes
John P. Wiehoff	3x	34,189	Yes
____________

(1)
Mr. Farr was first appointed to the Board on October 24, 2013. We expect that Mr. Farr will satisfy the stock ownership guidelines on or prior to the fourth anniversary of the date he was first appointed to the Board.

EQUITY COMPENSATION PLAN INFORMATION
Our shareholders have approved our 1995 Stock Option Plan, 1999 Broad Based Stock Option Plan, Restricted Stock Plan, Employee Stock Purchase Plan, Deferred Compensation Plan for Directors, 2003 Non-Employee Director Stock Option Plan and 2007 Omnibus Incentive Plan. Awards may currently be made only under the 2007 Omnibus Incentive Plan, the Deferred Compensation Plan for Directors, and the Employee Stock Purchase Plan.
We do not have any equity compensation plans outstanding that have not been approved by shareholders.
Summary Table
The following table sets forth certain information as of December 31, 2014, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	5,243,131(1)(2)	$65.75(3)	4,730,304(4)
Equity compensation plans not approved by security holders	None	n/a	None
Total	5,243,131	$65.75	4,730,304
____________

(1)
Includes 4,269,745 shares issuable upon exercise of outstanding stock options, 801,119 shares issuable upon settlement of outstanding performance restricted stock units, 71,652 shares issuable upon settlement of deferred stock units and accompanying dividend equivalent units issued under the Omnibus Plan to non-employee directors and 100,615 shares issuable upon settlement of common stock equivalents awarded to non-employee directors under the Deferred Compensation Plan for Directors, but excludes 276,612 shares of restricted stock issued under the Omnibus Plan. The actual number of performance restricted stock unit shares to be issued depends on our financial performance over a period of time.

(2)
The weighted average remaining contractual life of outstanding options was 6.83 years as of December 31, 2014. Unvested stock options, stock appreciation rights and performance restricted stock units do not receive dividend equivalents.

(3)	Reflects the weighted-average exercise price of outstanding options. There is no exercise price for outstanding deferred stock units, common stock equivalents or performance restricted stock units.

(4)
A total of 18,570 shares were available under the Deferred Compensation Plan for Directors, a total of 2,972,784 shares were available under the Omnibus Plan (the Omnibus Plan pool is decreased by three shares for every one share subject to a full-value award) and a total of 1,738,950 shares were available under the Employee Stock Purchase Plan.

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PROPOSAL 2 - APPROVAL OF THE AMENDED AND RESTATED 2007 OMNIBUS INCENTIVE PLAN

Introduction

Our Board, on the recommendation of our Compensation Committee, approved on February 23, 2015 an amendment and restatement of the Polaris Industries Inc. 2007 Omnibus Incentive Plan (the “Omnibus Plan”), subject to shareholder approval at the Annual Meeting. The proposed amendment and restatement would, among other things discussed below, add an additional 7,500,000 shares to the Omnibus Plan share reserve. As of February 24, 2015, there were approximately 1,264,084 shares of our common stock remaining available for future awards under the Omnibus Plan, which is the Company’s only equity-based compensation plan under which awards may be made.

The Omnibus Plan was originally approved by our shareholders on April 19, 2007, and replaced our 1995 Stock Option Plan, 1999 Broad-Based Stock Option Plan, Restricted Stock Plan and 2003 Nonemployee Director Stock Option Plan (the “Prior Plans”). No additional awards may granted under any of the Prior Plans.

The table below shows, as of February 24, 2015, the shares reserved for issuance under awards outstanding under the Omnibus Plan and the Prior Plans, shares available for future awards under the Omnibus Plan, and shares to be added to the Omnibus Plan if the amendment and restatement is approved by our shareholders.

	Shares Reserved for Issuance Under Outstanding Awards (1)	Shares Available for Future Awards (2)	Shares to Be Added to Omnibus Plan (2)
Prior Plans	102,260	16,926	--
Omnibus Plan (3)	5,702,965	1,264,084	7,500,000
Total	5,805,225	1,281,010	7,500,000
____________________

(1)	Shares reserved for issuance of outstanding awards as of February 24, 2015 consist of the following:

Options (#)	Weighted Average Option Exercise Price	Weighted Average Option Term to Expiration	Full Value Awards (#)
4,543,465	$81.93	7.35	1,261,760

(2)	Awards under the Omnibus Plan reduce the Plan’s share reserve by one share for each share subject to an option or SAR award, and by 3 shares for each share subject to a full-value award.

(3)	Any shares subject to awards under the Prior Plans that expire, are forfeited or canceled or are settled in cash again become available for awards under the Omnibus Plan.

The Board believes that it is both necessary and appropriate to further increase the maximum number of shares issuable under the Omnibus Plan in order to enable the Company to continue offering meaningful equity-based incentives to key employees and non-employee directors. If the proposed amendment and restatement of the Omnibus Plan is approved by the shareholders, it will take effect as of April 30, 2015. If the proposed amendment and restatement is not approved, the Omnibus Plan will remain in effect as it existed immediately prior to the proposed amendment and restatement.

Shareholder Approval Requirement

Shareholder approval of the amendment and restatement of the Omnibus Plan is necessary in order for the Company to (i) meet the shareholder approval requirements of the NYSE, (ii) satisfy the requirement that shareholders approve the material terms of awards intended to qualify as performance-based compensation under Section 162(m) of the Code, and (iii) grant incentive stock options under the Omnibus Plan.

Principal Changes to the Existing Omnibus Plan

The principal changes to the existing Omnibus Plan that are reflected in the proposed amendment and restatement are the following:

•
Increase in Pool of Shares Authorized for Issuance.  The aggregate number of shares that may be issued under the Omnibus Plan would increase by 7,500,000 shares, from a total of 13,500,000 shares to 21,000,000 shares.

•
Minimum Vesting Period for All Awards. For all awards, including options and stock appreciation rights, a minimum vesting period of one year is prescribed for awards subject only to service-based vesting conditions, and a minimum

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performance period of one year is prescribed for awards subject to performance-based vesting conditions, in each case subject only to limited exceptions.

The proposed amendment and restatement of the Omnibus Plan also includes several administrative or clarifying changes, including to the section of the Omnibus Plan intended to aid in compliance with Section 409A of the Code, should any awards constitute a “deferral of compensation” for purposes of Section 409A.

Key Compensation Practices Reflected in the Omnibus Plan

The Omnibus Plan as proposed to be amended and restated continues to include a number of provisions that we believe promote and reflect compensation practices that closely align our equity compensation arrangements with the interests of our shareholders, including the following key features:

•
No Repricing, Replacement or Repurchase of Underwater Options or Stock Appreciation Rights. The Omnibus Plan prohibits, without shareholder approval, actions to reprice, replace or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

•
No Liberal Share Recycling. Shares delivered or withheld to pay the exercise price of an option award or to satisfy a tax withholding obligation in connection with other awards, shares that we repurchase using option exercise proceeds and shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise may not be used again for new grants.

•
Double Trigger Accelerated Vesting/Payment Following a Change in Control. If an outstanding award is continued, assumed or replaced in connection with a change in control that involves a business combination, the Omnibus Plan states that accelerated vesting or payment of the award will occur only if the participant’s employment is terminated involuntarily without cause within one year of the change in control, unless the participant’s award agreement provides otherwise.

•
No In-the-Money Option or SAR Grants. The Omnibus Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of "substitute awards" as described below).

•
No Liberal Definition of “Change in Control.” No change in control would be triggered by stockholder approval of a business combination transaction, the announcement or commencement of a tender offer or any board assessment that a change in control is imminent.

•
No Unrestricted Dividends or Dividend Equivalents on Performance Restricted Stock or Units. Dividends or dividend equivalents payable on performance-based restricted stock and restricted stock unit awards will be subject to the same restrictions as the underlying shares or units.

Summary of the Amended and Restated Omnibus Plan

The major features of the Omnibus Plan as proposed to be amended and restated are summarized below. The summary is qualified in its entirety by reference to the full text of the amended and restated Omnibus Plan, which is attached to this Proxy Statement as Annex A.

Plan Purpose

The Omnibus Plan is intended to advance the interests of our Company and its shareholders by enabling the Company and our affiliated entities to attract and retain qualified individuals through opportunities for equity participation in our Company, and to reward those individuals who contribute to the achievement of our financial and strategic business goals through equity- and cash-based incentive compensation.

Administration

The Omnibus Plan will be administered by the Compensation Committee of our Board. The Compensation Committee has the authority to determine, within the limits of the express provisions of the Omnibus Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Compensation Committee may also establish subplans and modify the terms of award agreements to the extent

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necessary to comply with local laws in connection with awards made to participants outside of the United States. To the extent consistent with applicable law, the Compensation Committee has discretion to delegate its authority under the Omnibus Plan to a subcommittee, to executive officers (with respect to awards to participants who are not directors or executive officers) or, in connection with nondiscretionary administrative duties, to other parties as it deems appropriate.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the Omnibus Plan prohibits the Compensation Committee from repricing any outstanding “underwater” option or SAR without prior approval of our shareholders. For these purposes, “repricing” includes amending the terms of an underwater option or SAR to lower the exercise price, or canceling an underwater option or SAR in exchange for replacement options or SARs having a lower exercise price, for other forms of awards, or for cash or other property.

Available Shares

A maximum of 21,000,000 shares of our common stock are available for issuance under the Omnibus Plan, plus the number of shares subject to outstanding awards under the Prior Plans as of the date the Omnibus Plan was originally adopted that subsequently expire or are forfeited or settled in cash (the “forfeited award shares”). The pool of shares available for issuance under the Omnibus Plan may be used for all types of equity awards available under the Omnibus Plan, which include stock options, SARs, restricted stock awards, restricted stock unit awards and other stock-based awards, as described in more detail below. The shares of common stock covered by the Omnibus Plan are authorized but unissued shares.

Shares of common stock that are issued under the Omnibus Plan or that are potentially issuable pursuant to outstanding awards will reduce the maximum number of shares remaining available for issuance under the Omnibus Plan by one share for each share issued or issuable pursuant to an option or SAR award, and by three shares for each share issued or issuable pursuant to a full-value award.

Any shares of common stock subject to an award under the Omnibus Plan, or to an award under any of the Prior Plans that is outstanding on the date the Omnibus Plan was originally adopted, that expires, is forfeited, or is settled or exchanged for cash will, to the extent of such expiration, forfeiture, settlement or exchange, automatically again become available for issuance under the Omnibus Plan. Each share that again becomes available for issuance will increase the Omnibus Plan’s share reserve by the same number of shares by which the share reserve was decreased when the award was first granted. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we repurchase using option exercise proceeds and any shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise may not be used again for new grants.

Awards granted under the Omnibus Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by the Company or any of our affiliates (referred to as “substitute awards”) will not reduce the number of shares of common stock authorized for issuance under the Omnibus Plan. Additionally, if a company acquired by the Company or any of our affiliates has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the Omnibus Plan and will not reduce the shares authorized for issuance under the Omnibus Plan, but only if the shares are used for awards made to individuals who were not employed by or providing services to the Company or any of our affiliates immediately prior to such acquisition.

Limitations on Awards

Under the terms of the Omnibus Plan, the number of shares of common stock subject to options or SARs granted to any one participant during a calendar year may not exceed 1,200,000. With respect to awards that are intended to qualify as performance-based compensation for purposes of Section 162(m), the aggregate number of shares subject to full-value awards granted during any calendar year to any one participant who is a “covered employee” (as defined in Section 162(m)) may not exceed 250,000 shares, and the maximum amount payable with respect to cash-based awards granted under the Omnibus Plan during any calendar year to any one covered employee shall not exceed $7,000,000. These share limitations are subject to adjustment for changes in our corporate structure or shares, as described below.

Share Adjustment Provisions

If certain transactions with our shareholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as “equity restructurings”), the Compensation

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Committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the Omnibus Plan, (ii) outstanding awards as to the class, number of shares and exercise price per share, and (iii) award limitations prescribed by the Omnibus Plan. Other types of transactions may also affect the common stock, such as reorganizations, mergers or consolidations. If there is such a transaction and the Compensation Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the Omnibus Plan, the Compensation Committee will make such adjustments as it deems equitable.

Eligible Participants

The Compensation Committee may grant awards to any employee, non-employee director, consultant or other person providing services to the Company or our affiliates. Currently, there are approximately 7,459 persons employed by or otherwise in the service of our Company and our affiliates, including seven non-employee directors, who would be eligible to receive awards under the Omnibus Plan. Although not necessarily indicative of future grants under the Omnibus Plan, approximately 895 of our employees and non-employee directors have been granted awards under the Omnibus Plan.

Types of Awards

Awards under the Omnibus Plan may include stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based incentive awards.

Stock Options.  The Compensation Committee may grant to participants options to purchase our common stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the number of shares, exercise price, vesting periods, and other conditions on exercise, will be determined by the Compensation Committee.

The per share exercise price for stock options will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of our common stock on the date when the stock option is granted (except in the case of substitute awards described above). Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. On March 2, 2015, the fair market value of a share of our common stock was $155.75 based on the closing sale price of our common stock on the NYSE on such date.

Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years.

At the Compensation Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, in shares of our common stock held by the participant, by withholding a number of shares otherwise deliverable upon exercise of the option, or in any manner acceptable to the Compensation Committee (including one or more forms of broker-assisted “cashless” exercise).

Stock Appreciation Rights.  The Compensation Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The payment upon exercise of a SAR may be in cash, shares of common stock, or any combination thereof, as approved by the Compensation Committee in its sole discretion.

The per share exercise price for a SAR will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of our common stock on the date when the SAR is granted (except in the case of substitute awards described above). SARs must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant.

Restricted Stock and Restricted Stock Units.  The Compensation Committee may award to a participant shares of common stock subject to specified restrictions (“restricted stock”). Shares of restricted stock are subject to forfeiture if specified

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vesting conditions, such as continued employment over a specified vesting period and/or the attainment of specified performance objectives over a specified performance period, are not satisfied.

The Compensation Committee also may award to a participant restricted stock units, each representing the right to receive in the future, in cash and/or shares of our common stock as determined by the Compensation Committee, the fair market value of a share of common stock. Restricted stock units are subject to forfeiture if specified vesting conditions, such as continued employment over a specified vesting period and/or the attainment of specified performance objectives over a specified performance period, are not satisfied. The terms and conditions of restricted stock and restricted stock unit awards are determined by the Compensation Committee.

Other Stock-Based Awards.  The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted stock, or restricted stock units. The terms and conditions of each other stock-based award will be determined by the Compensation Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Compensation Committee.

Cash-Based Awards.  The Compensation Committee may grant cash-based incentive compensation awards, which could include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m). The terms and conditions of each cash-based award will be determined by the Compensation Committee.

Minimum Vesting Requirements

Awards that vest based solely on the satisfaction by the participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable date of grant. Awards whose vesting is subject to the satisfaction of performance goals shall be subject to a performance period of not less than one year. These minimum vesting and performance periods will not apply, however, (i) upon a change in control, (ii) upon termination of employment due to death, disability or retirement, (iii) to a substitute award that does not reduce the vesting period of the award being replaced, and (iv) to awards involving an aggregate number of shares not in excess of 5% of the share reserve under the Omnibus Plan.

Dividends and Dividend Equivalents

The Compensation Committee may provide for the payment of dividend equivalents with respect to any units or share equivalents subject to a restricted stock unit award or any other stock-based award under the Omnibus Plan. Dividend equivalents are not permitted in connection with stock options and SARs. Dividends, distributions and comparable dividend equivalents paid with respect to unvested awards whose vesting is subject to performance conditions will be subject to the same restrictions as the underlying shares, units or share equivalents. Regular cash dividends or comparable dividend equivalents paid with respect to unvested awards whose vesting is based solely on the satisfaction of service-based vesting conditions will not be subject to the same restrictions as the underlying shares, units or share equivalents unless the Compensation Committee determines otherwise.

Performance-Based Compensation Under Section 162(m)

The Compensation Committee may grant full-value and cash-based awards under the Omnibus Plan to employees who are or may be “covered employees,” as defined in Section 162(m), that are intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of those awards for federal income tax purposes. Under current IRS interpretations, the “covered employees” of a company are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the company at a year end. Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Compensation Committee for the performance period are satisfied. Options and SARs granted under the Omnibus Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

The pre-established performance goals set by the Compensation Committee for Section 162(m) performance-based awards must be based on one or more of the following performance measures specified in the Omnibus Plan:

Net earnings or net income (before or after taxes);
Earnings per share or earnings per share growth, total units, or unit growth;

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Net sales, sales growth, total revenue, or revenue growth;
Net operating profit;
Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);
Earnings before or after any one or more of taxes, interest, depreciation, and/or amortization;
Gross or operating margins;
Productivity ratios;
Share price or relative share price (including, but not limited to, growth measures and total shareholder return);
Expense targets;
Margins;
Operating efficiency;
Market share or change in market share;
Customer retention or satisfaction;
Working capital targets; and
Economic value added or EVA(R) (net operating profit after tax minus the product of capital multiplied by the cost of capital)

The Compensation Committee may select one performance measure or multiple performance measures for measuring performance, and the measurement may be based upon Company, affiliate or business unit performance, and may be expressed in absolute amounts, on a per share basis, relative to one or more performance measures, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies, a specified index or other external measures. The Compensation Committee will define in an objective fashion the manner of calculating the performance goals based on the performance measures it selects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). In setting the performance goals, the Compensation Committee may provide that objectively determinable adjustments may be made to the performance measures on which the performance goals are based to reflect the impact of events such as (i) asset write-downs, (ii) litigation judgments or settlements, (iii) changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Standards Codification No. 225-20 and/or in the Company’s management’s discussion and analysis of financial condition and results of operations, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. In determining the actual amount to be paid with respect to a Section 162(m) performance-based award for a performance period, the Compensation Committee may reduce (but not increase) the amount that would otherwise be payable as a result of satisfying the applicable performance goals.

Approval of the amended and restated Omnibus Plan at the Annual Meeting will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the Omnibus Plan, the performance measures upon which awards intended to be “performance-based compensation” under Section 162(m) may be made, and the qualification of options and SARs granted under the Omnibus Plan as “performance-based compensation” for purposes of Section 162(m).

Amendment and Termination

The Board of Directors or the Compensation Committee may at any time amend, terminate or modify the Omnibus Plan or any award agreement issued thereunder. No such action may be taken that adversely affects in any material way any award previously granted under the Omnibus Plan without the consent of the participant, except for amendments necessary to comply with applicable laws or stock exchange rules. In addition, no material amendment of the Omnibus Plan may be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rules, and no “underwater” option or SAR may be repriced in any manner (except for anti-dilution adjustments) without shareholder approval (see “Administration” above). In no event may any awards be made under the Omnibus Plan after April 30, 2025.

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Change in Control of the Company

If a change in control of our Company that involves a corporate transaction occurs, then the consequences will be as described in this paragraph unless the Compensation Committee provides otherwise in an applicable award agreement. If any outstanding award is continued, assumed or replaced by the surviving or successor entity in connection with such corporate transaction, and if within one year after the change in control a participant’s employment or other service is involuntarily terminated without cause, then (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s other unvested awards will fully vest. If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction, and (ii) all other awards will fully vest immediately prior to the effective time of the corporate transaction. Alternatively, the Compensation Committee may elect to terminate awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award immediately prior to the effective date of such corporate transaction (which may be the fair market value of the consideration to be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

If a change in control of our Company that does not involve a corporate transaction occurs, the Compensation Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding awards, which may include providing for the cancellation of any award in exchange for payments in a manner similar to that provided above in connection with a corporate transaction, or making such adjustments to the awards then outstanding as the Committee deems appropriate to reflect such change in control, which may include the acceleration of vesting in full or in part. The Committee will not be required to treat all awards similarly in such circumstances.

In recent years, award agreements to executive officers have generally provided for accelerated vesting upon the occurrence of a change in control.

For purposes of the Omnibus Plan, the following terms have the meanings indicated:

A “change in control” generally occurs if (i) a person or group acquires 35% or more of our outstanding voting power, (ii) certain changes occur in the composition of the Board of Directors, or (iii) a corporate transaction is consummated (unless our voting securities immediately prior to the transaction continue to represent over 50% of the voting power of our company or the surviving entity immediately after the transaction).

“Cause” for termination means, unless defined differently in an agreement between our company and the participant, (i) a material breach of any confidentiality, nonsolicitation, noncompetition, invention assignment or similar agreement with our company or any affiliate, (ii) an act of dishonesty resulting in personal enrichment at the expense of our company, (iii) persistent failure to perform duties, (iv) any failure to materially conform to our business conduct or ethics code, or (v) indictment or conviction for a felony.

A “corporate transaction” means any of the following: (i) a reorganization, merger, consolidation or statutory share exchange involving our company, or (ii) a sale or other disposition, in one or a series of transactions, of all or substantially all of the assets of the company.

Deferral of Payouts. The Compensation Committee may permit or require the deferral by a participant of the receipt of shares or cash in settlement of any full-value award or cash-based award under the Omnibus Plan, and will prescribe the terms, conditions and procedures for such deferrals.
Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the company and to participants subject to U.S. taxation with respect to awards granted under the Omnibus Plan, based on current statutes, regulations and interpretations.

Incentive Stock Options.  A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of

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the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the issuance of the shares to the participant (the required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) we will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, we will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options.  A participant who is granted a nonqualified stock option under the Omnibus Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. We generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount paid for the shares and the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights.  A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the difference between the fair market value of one share of our common stock on the date of exercise and the grant price per share of the SAR, multiplied by the number of shares as to which the SAR is being exercised); and (b) we will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Stock.  A participant will not be taxed at the date of grant of an award of restricted stock, but will be taxed at ordinary income rates on the fair market value of any shares of restricted stock as of the date that the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to include in income the fair market value of the restricted stock as of the date of such grant. We will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the grant of the restricted shares, if the employee has made an election under Section 83(b) of the Code). To the extent unrestricted dividends are paid during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the company unless the participant has made a Section 83(b) election, in which case the dividends will thereafter be taxable to the employee as dividends and will not be deductible by the company.

Restricted Stock Units.  A participant will normally not recognize taxable income upon an award of restricted stock units, but will generally recognize ordinary income at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. We will be entitled to a corresponding deduction at the same time.

Other Stock-Based Awards and Cash-Based Awards.  Normally, a participant will not recognize taxable income upon the grant of other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. We also will then be entitled to a deduction in the same amount.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as "performance-based compensation." The Omnibus Plan is intended to meet the requirements of Section 162(m), but awards other than options and SARs granted under the Omnibus Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum

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amount of compensation a covered employee may receive is based on the satisfaction of pre-established objective performance goals.

New Plan Awards

No awards will be made under the Omnibus Plan as proposed to be amended and restated until after it has been approved by our shareholders. Because all awards under the Omnibus Plan are within the discretion of the Compensation Committee, neither the number nor types of future Omnibus Plan awards to be received by or allocated to particular participants or groups of participants are presently determinable.

The Board, upon recommendation of the Compensation Committee, unanimously recommends a vote “FOR” the proposal to approve the Amended and Restated Omnibus Incentive Plan.

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for fiscal 2015, and the Board is asking shareholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee Charter require our independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of shareholder concern and considers a proposal for shareholders to ratify such selection to be an opportunity for shareholders to provide direct feedback to the Board on a significant issue of corporate governance.

If the selection of EY as our independent registered public accounting firm for fiscal 2015 is not ratified by our shareholders, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result.

Representatives of EY will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The Board, upon recommendation of the Audit Committee, unanimously recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015.

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AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board by providing oversight of (1) the integrity of our financial statements, (2) the effectiveness of the Company’s internal controls over financial reporting, (3) our compliance with legal and regulatory requirements, (4) the independent registered public accounting firm’s performance, qualifications and independence and (5) the responsibilities, performance, budget and staffing of our internal audit function. The Audit Committee is comprised of four directors, all of whom meet the standards of independence adopted by the SEC and the NYSE.

In performing the Audit Committee oversight responsibilities, we have reviewed and discussed our audited financial statements for the year ended December 31, 2014 with management and with representatives of EY, our independent registered public accounting firm. The Audit Committee also reviewed, and discussed with management and representatives of EY, management’s assessment and report and EY’s report and attestation on the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by applicable Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee has received from our independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with the audit committee concerning independence, and the Audit Committee has discussed the independence of EY with representatives of such firm. The Audit Committee is satisfied that the non-audit services provided to us by the independent registered public accounting firm are compatible with maintaining their independence.

Management is responsible for our system of internal controls and the financial reporting process. EY is responsible for performing an audit of the consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In reliance on the reviews and discussions referred to in this Report, the Audit Committee recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

AUDIT COMMITTEE

Kevin M. Farr, Chair
Bernd F. Kessler
R.M. (Mark) Schreck
John P. Wiehoff

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees. The aggregate audit fees paid to EY for the fiscal years ended December 31, 2014 and December 31, 2013 were $1,466,000 and $1,402,000, respectively. These fees include amounts for the annual audit of our consolidated financial statements and internal control over financial reporting, statutory audits at certain foreign subsidiaries, the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q, and certain accounting consultation services surrounding acquisition and joint venture activities.

Audit-Related Fees. The aggregate audit-related fees paid to EY for the fiscal years 2014 and 2013 were $394,000 and $111,000, respectively. These fees represent amounts reasonably related to the performance of the audit or review of the consolidated financial statements that are not reported under the Audit Fees category such as the audit of Polaris Acceptance, the audit of employee benefit plans, the issuance of certain industry reports, and assistance provided in connection with potential transactions.

Tax Fees. The aggregate fees billed by EY for tax services rendered for the fiscal years 2014 and 2013 were $107,000 and $725,000, respectively. These fees were primarily related to tax planning and compliance services, including assistance related to certain foreign subsidiaries, and potential transactions. A significant portion of the 2013 fees related to assistance provided in relation to the Company's business reorganization of its European supply chain operations.

All Other Fees. The aggregate fees billed by EY for other services rendered for the fiscal years 2014 and 2013 were $0 and $19,000, respectively. These fees were related to trade compliance consulting services performed.

Audit Committee Pre-Approval Requirements. The Audit Committee’s charter provides that it has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all significant non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Securities Exchange Act of 1934 and the Public Company Accounting Oversight Board and (iii) all fees and the terms of engagement with respect to such services. All audit and non-audit services performed by EY during fiscal 2014 were pre-approved pursuant to the procedures outlined above.

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PROPOSAL 4 — ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

General Information

We are providing our shareholders with the opportunity to vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement. As described in the Compensation Discussion and Analysis (“CD&A”), our executive compensation philosophy and programs align executive compensation decisions with our desired business direction, strategy and performance. The primary objectives and priorities of the compensation program include:

•	Emphasizing variable compensation that is tied to our financial and stock price performance to generate and reward superior individual and collective performance,

•
Linking executives’ incentive goals with the interests of our shareholders, providing equity-based forms of compensation and establishing specific stock ownership guidelines for key management employees,

•	Supporting and rewarding executives for consistent performance over time and achievement of our long-term strategic goals, and

•	Attracting and retaining highly qualified executives whose abilities are critical to our success and competitive advantages.

Our shareholders have a right to cast an advisory vote on our executive compensation program at the Annual Meeting. As a result, we are presenting this proposal, which gives you, as a shareholder, the opportunity to vote “FOR” or “AGAINST” the following resolution:

“RESOLVED, that the shareholders approve the compensation of Polaris Industries Inc. Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in our 2015 Proxy Statement.”

The Board urges shareholders to endorse the compensation programs for our Named Executive Officers by voting “FOR” the resolution.

The 2014 compensation structure is similar to the 2011, 2012 and 2013 design, which received the approval of over 98% of the shares that were voted on the matter each of those years. As discussed in the CD&A contained in this Proxy Statement, the Compensation Committee of the Board believes that the executive compensation provided for 2014 is reasonable and appropriate, is justified by our performance and is the result of our focus on achieving growth through global markets, driving innovation, enhancing our product offering and controlling costs. In deciding how to vote on this proposal, the Board advises you to consider the following factors related to the compensation paid to our Named Executive Officers in fiscal 2014, each of which is discussed in the CD&A:

•	Our sales increased 19% over 2013, to a record amount for the fifth consecutive year of $4,479.6 million.

•	Earnings from continuing operations per diluted share increased 23% over 2013 to a record amount for the fifth consecutive year of $6.65 per share.

•	Reported net income from continuing operations increased to $454.0 million for 2014, 19% over 2013.

•	Our total shareholder return, reflecting both stock price appreciation and reinvestment of dividends, has been 184% over the past three years and 663% over the past five years.

Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Board and the Compensation Committee will carefully review the voting results. To the extent there is any significant negative vote on this proposal, we may consult directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

The Board, upon recommendation of the Compensation Committee, unanimously recommends a vote “FOR” approval of the resolution to approve the compensation of our Named Executive Officers.

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OTHER MATTERS

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in our Proxy Statement and form of proxy for presentation at our 2016 Annual Meeting of Shareholders, the proposal must be submitted in writing and received by our Corporate Secretary at our principal executive offices by November 15, 2015. The proposal must comply with the rules of the SEC and our bylaws, which are described below. If a shareholder intends to introduce an item of business or nominate a person as a director at the 2016 Annual Meeting, without including the proposal or nomination in the Proxy Statement, we must receive notice of that intention no later than February 1, 2016.

A shareholder’s notice to the Company must include the information required by our bylaws, including, if the item of business does not relate to the nomination of a person to serve as a director, a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, any material interest of the shareholder or any associated person of the shareholder in the business desired to be brought before the meeting, the name and address of the shareholder and any associated person of the shareholder as they appear on our books, and specified information regarding the shareholder’s interests in our capital stock. A shareholder’s notice to the Company of the nomination of a person to serve as a director must include, as applicable, similar information as required above, as well as the name of any director nominee, information about the nominee required by SEC rules and the director nominee’s consent to be named and serve if elected.

ADDITIONAL INFORMATION

Householding

We have adopted a procedure approved by the SEC called householding, which allows us to deliver a single set of our Annual Report on Form 10-K, which includes the Annual Report to Shareholders (together, the "Annual Report"), Proxy Statement or Notice to shareholders who do not participate in electronic delivery and have the same last name and address. This process helps eliminate duplicate mailings and reduces our printing and mailing costs.

If your household would like to receive individual rather than multiple mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Englewood, New York 11717, or call 800-542-1061. If a broker or other nominee holds your shares, you may continue to receive multiple mailings. Please contact your broker or other nominee directly to discontinue multiple mailings from them.

Your household may have received a single set of our Annual Report and Proxy Statement; if you would like another set, please write to Broadridge Investor Communications Solutions at the address above.

Annual Reports

Our Annual Report is available on our website at www.polaris.com in the “Investors” section. You may also request a free copy of our Annual Report and Proxy Statement by writing to the Corporate Secretary, Polaris Industries Inc., 2100 Highway 55, Medina, MN 55340, or by calling (763) 542-0500.

By Order of the Board of Directors

/s/ Stacy L. Bogart
Stacy L. Bogart
Vice President, General Counsel and Secretary

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Annex A

Polaris Industries Inc.
2007 Omnibus Incentive Plan

(As Amended and Restated April 30, 2015)

Article 1.  Establishment, Purpose, and Duration

1.1 Establishment.  Polaris Industries Inc., a Minnesota corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Polaris Industries Inc. 2007 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Cash-Based Awards and Other Stock-Based Awards.

The Plan originally became effective as of February 20, 2007 (the “Effective Date”), which is the date on which the Plan was originally approved by the Board of Directors. The Plan was amended and restated by the Board of Directors as of January 22, 2009, and the Company’s shareholders approved that amendment and restatement on April 30, 2009. The Board of Directors approved a further amendment and restatement of the Plan on January 20, 2011, and the Company’s shareholders approved that amendment and restatement on April 28, 2011. The Board of Directors approved a further amendment and restatement of the Plan on February 23, 2015, subject to the approval of the Company’s shareholders on April 30, 2015. If the Company’s shareholders fail to approve the amendment and restatement of the Plan as approved by the Board of Directors on February 23, 2015, the Plan as amended and restated as of April 28, 2011 shall remain in full force and effect.

1.2 Purpose of This Plan.  The purpose of this Plan is to provide a means through which the Company may provide Employees, Nonemployee Directors, and Third-Party Service Providers of the Company and its Affiliates and Subsidiaries the opportunity to receive compensation consistent with the Company’s compensation goals.

1.3 Duration of This Plan.  Unless sooner terminated as provided herein, this Plan shall terminate on April 30, 2025. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2.  Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” means any corporation that is a Subsidiary or Parent of the Company.

2.2 “Award” means a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.3 “Award Agreement” means either: (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award, including, in each case, any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other nonpaper Award Agreements, and the use of electronic, internet or other nonpaper means for the acceptance thereof and actions thereunder by a Participant.

2.4 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.5 “Cash-Based Award” means an Award, denominated in cash, as described in Article 9.

2.6 “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Award

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Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then-effective agreement or definition, means (i) a Participant’s material breach of any employment, confidentiality, nonsolicitation, noncompetition, invention assignment or other agreement with the Company or any Affiliate, (ii) an act or acts of dishonesty undertaken by a Participant resulting in gain or personal enrichment of the Participant at the expense of the Company or any Affiliate, (iii) persistent failure by a Participant to perform the duties associated with Participant’s employment or status as a Nonemployee Director or Third-Party Service Provider, (iv) any failure by the Participant to materially conform to the Company’s business conduct or ethics code, or (v) the indictment or conviction of the Participant for a felony.

2.7 “Change of Control” means, unless otherwise provided in an Agreement, any of the following:

(a) Individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board; or

(b) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the Company’s Voting Securities then outstanding, unless such acquisition has been designated by the Incumbent Directors as an acquisition not constituting a Change in Control for purposes hereof; or

(c) The consummation of a Corporate Transaction unless, immediately following such Corporate Transaction, all or substantially all of the persons who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity (or its Parent) resulting from such Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in Section 2.7 unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

2.10 “Company” means Polaris Industries Inc., a Minnesota corporation, and any successor thereto as provided in Article 20 herein.

2.11 “Corporate Transaction” means any of the following: (i) a reorganization, merger, consolidation or statutory share exchange involving the Company, or (ii) a sale or other disposition, in one or a series of transactions, of all or substantially all of the assets of the Company.

2.12 “Covered Employee” means any Employee who is or may (as determined by the Committee in its sole discretion) become a “covered employee” as defined in Code Section 162(m).

2.13 “Director” means any individual who is a member of the Board.

2.14 “Effective Date” has the meaning set forth in Section 1.1.

2.15 “Employee” means any individual designated as an employee of the Company or any Affiliate on the payroll records

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thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or an employee of an employment, consulting, or temporary agency or any other entity other than the Company or an Affiliate, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company or an Affiliate during such period.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17 “Fair Market Value” or “FMV” means the fair market value of a Share determined as follows: (i) if the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sale price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the immediately preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) if the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

2.18 “Full-Value Award” means an Award other than in the form of an Option, SAR or Cash-Based Award.

2.19 “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

2.20 “Grant Price” means the per share price established at the time of grant of an SAR that is used to determine the amount of any payment due upon exercise of the SAR.

2.21 “Incentive Stock Option” or “ISO” means an Option that is designated as an Incentive Stock Option and that meets the requirements of Code Section 422, or any successor provision.

2.22 “Incumbent Director” means an individual who (i) is, as of the Effective Date, a Director, or (ii) is elected as a Director subsequent to the Effective Date and whose initial election, or nomination for initial election by the Company’s shareholders, was approved by at least a majority of the then Incumbent Directors.

2.23 “Insider” shall mean an individual who is, on the relevant date, an officer (as defined in Exchange Act Rule 16a-1(f)) or Director of the Company, or a more than ten percent (10%) beneficial owner (within the meaning of Exchange Act Rule 13d-3) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

2.24 “Nonemployee Director” means a Director who is not an Employee.

2.25 “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.26 “Nonqualified Stock Option” or “NQSO” means an Option that is not an Incentive Stock Option.

2.27 “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price per Share, as described in Article 6.

2.28 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.29 “Other Stock-Based Award” means an Award of the type described in Section 9.2.

2.30 “Parent” means a “parent corporation” as defined in Code Section 424(e).

2.31 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

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2.32 “Performance-Based Compensation” means compensation under an Award to a Covered Employee that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.33 “Performance Measures” means measures as described in Section 13.2 on which performance goals are based in order to qualify Awards as Performance-Based Compensation.

2.34 “Performance Period” means the period of time during which the performance goals must be achieved in order to determine the amount payable to, and/or the vested interest of, a Participant with respect to an Award.

2.35 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.36 “Plan” means this Polaris Industries Inc. 2007 Omnibus Incentive Plan, as amended and restated.

2.37 “Plan Year” means the calendar year.

2.38 “Prior Plans” means the Polaris Industries Inc. 1995 Stock Option Plan, 1999 Broad-Based Stock Option Plan, Restricted Stock Plan and 2003 Nonemployee Director Stock Option Plan.

2.39 “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in the Plan and the applicable Award Agreement, as described in Article 8.

2.40 “Restricted Stock Unit” means a right granted under the Plan to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement, as described in Article 8.

2.41 “Share” means a share of common stock of the Company, par value $.01 per share.

2.42 “Stock Appreciation Right” or “SAR” means a right granted under the Plan to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date, as described in Article 7.

2.43 “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

2.44 “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.45 “Third-Party Service Provider” means any consultant, agent, advisor, independent contractor, or other service provider who is a natural person and who renders services to the Company or an Affiliate that: (i) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.46 “Voting Securities” of an entity are the outstanding securities entitled to vote generally in the election of directors (or comparable equity interests of such entity).

Article 3.  Administration

3.1 General.  The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other

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provisions of this Plan. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, (i) selecting Award recipients; (ii) establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements; (iii) granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company; (iv) construing any ambiguous provision of the Plan or any Award Agreement; and (v) subject to Article 17 and Section 10.5, cancelling or suspending an Award or the exercisability of an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company or its Affiliates operate.

3.3 Delegation.  To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to one or more of its members or, with respect to Awards to Employees who are not Insiders, to one or more executive officers of the Company. The Committee may also delegate to one or more Employees, agents or advisors such nondiscretionary administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. Any delegation of authority by the Committee to an executive officer to approve Awards to Employees who are not Insiders shall be by resolution authorizing the executive officer to: (i) designate Employees to be recipients of Awards; and (ii) determine the number of Shares or amount of cash subject to any such Awards; provided, however, (a) the resolution providing such authorization sets forth the total number of Shares and/or amount of cash subject to Awards that such executive officer(s) may grant; and (b) the executive officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. In addition, the Board may exercise any of the powers and authority of the Committee under the Plan. In the event of any delegation of authority under this Section 3.3, or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as applicable, to the delegate of the Committee or to the Board.

Article 4.  Shares Subject to This Plan and Maximum Awards

4.1 Number of Shares Available for Awards.  Subject to adjustment as provided in this Article 4, the number of Shares that may be the subject of Awards and issued under the Plan (the “Share Authorization”) shall be 21,000,000. No further awards shall be made under the terms of the Prior Plans after the Effective Date. Shares issued under the Plan shall come from authorized and unissued Shares. In determining the number of Shares to be counted against this Share Authorization in connection with any Award, the following rules shall apply:

(a) Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against the Share Authorization as one Share for every one Share granted.

(b) Shares that are subject to Full-Value Awards shall be counted against the Share Authorization as three Shares for every one Share granted.

(c) Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the Share Authorization shall be the maximum number of Shares that could be received under that particular Award, until such time as it has been determined that only a lesser number of shares could be received.

(d) Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the Share Authorization shall be the larger number of Shares that would be counted against the share reserve under either of the Awards.

(e) Substitute Awards shall not be counted against the Share Authorization, nor shall they reduce the Shares authorized

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for grant to a Participant in any calendar year.

4.2 Effect of Forfeitures and Other Actions.  Any Shares subject to an Award, or to an award granted under the Prior Plans that is outstanding on the Effective Date (a “Prior Plan Award”), that is forfeited, cancelled or expires or is settled or exchanged for cash shall, to the extent of such forfeiture, cancellation, expiration, settlement or exchange, again become available for Awards under this Plan, and the Share Authorization under Section 4.1 shall be correspondingly increased as provided in Section 4.3 below. The following Shares shall not, however, again become available for Awards or increase the Share Authorization under Section 4.1: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan or any Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or Prior Plan Award, (iii) Shares repurchased by the Company with proceeds received from the exercise of an option issued under this Plan or any Prior Plan, and (iv) Shares subject to a stock appreciation right issued under this Plan or any Prior Plan that are not issued in connection with the stock settlement of that stock appreciation right upon its exercise.

4.3 Counting Shares Again Available.  Each Share that again becomes available for Awards as provided in Section 4.2 shall increase the Share Authorization under Section 4.1, with such increase based on the same share ratio by which the Share Authorization was decreased upon the grant of the applicable award.

4.4 Effect of Plans Operated by Acquired Companies.  If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Nonemployee Directors prior to such acquisition or combination.

4.5 Award Limits.  The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be 21,000,000. The aggregate number of Shares subject to Option and/or Stock Appreciation Rights Awards granted during any Plan Year to any one Participant shall not exceed 1,200,000 Shares. With respect to Awards that are intended to qualify as Performance-Based Compensation, the aggregate number of Shares subject to Full-Value Awards granted during any Plan Year to any one Covered Employee shall not exceed 250,000 Shares, and the maximum amount payable with respect to Cash-Based Awards granted during any Plan Year to any one Covered Employee shall not exceed $7,000,000.

4.6 Adjustments for Changes in Capitalization.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718 - Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the Option Price of outstanding Options, (iv) the Grant Price of outstanding SARs, and (v) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 4.6 in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

To the extent permitted by Code Section 162(m) in connection with Awards intended to qualify as Performance-Based Compensation, the Committee may also make appropriate adjustments in, or modify, the terms of any Awards under this Plan in connection with, or in anticipation of, any of the foregoing corporate events or transactions, including adjustments and/or modifications of performance goals, changes in the length of Performance Periods and changes in the expiration

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dates of Options or SARs. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Article 5.  Eligibility and Participation

5.1 Eligibility.  Individuals eligible to participate in this Plan include all Employees, Directors, including Nonemployee Directors, and Third-Party Service Providers.

5.2 Actual Participation.  Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6.  Stock Options

6.1 Grant of Options.  Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any Affiliate of the Company.

6.2 Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares with respect to which the Option is exercisable, the conditions upon which the Option shall become vested and/or exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3 Option Price.  The Option Price for each Option shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, the case of ISOs, Code Section 424).

6.4 Term of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine, as specified in the Award Agreement; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date.

6.5 Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 Payment.  Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The aggregate Option Price in connection with any Option exercise shall be payable to the Company, in full as determined by the Committee in its discretion, in the manner set forth in the Award Agreement, which shall be one or more of the following: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Option Price; (c) by a cashless (broker-assisted) exercise; (d) by the withholding of a number of Shares otherwise issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Option Price; (e) any other method approved or accepted by the Committee in its sole discretion or (f) by a combination of (a), (b), (c), (d), and/or (e).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid or valued in United States dollars.

6.7 Termination of Employment.  Each Participant’s Award Agreement shall set forth the extent to which the Participant

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shall have the right to exercise the Option following termination of the Participant’s employment or service on the Board or to the Company or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.8 Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7.  Stock Appreciation Rights

7.1 Grant of SARs.  Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

7.2 SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR.  The term of an SAR granted under this Plan shall be determined by the Committee, as specified in the Award Agreement; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its Grant Date.

7.4 Exercise of SARs.  SARs granted under this Article 7 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

7.5 Settlement of SAR Amount.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6 Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or service on the Board or to the Company or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 8.  Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of this Plan, Restricted Stock and/or Restricted Stock Units may be granted to Participants in such amounts and upon such terms as shall be determined by the Committee in its sole discretion.

8.2 Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted

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Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, service-based vesting conditions, restrictions on vesting and transferability based upon the achievement of specific performance goals, service-based restrictions on vesting following the attainment of the performance goals and/or time-based restrictions.

To the extent deemed appropriate by the Committee, the Company may retain the certificates, if any, representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse. The Company may place on any certificate, if any, representing Shares issued to a Participant pursuant to this Section 8.3 any such legend(s) as the Company or the Committee may deem appropriate.

Except as otherwise provided in this Article 8 or in the applicable Award Agreement, after all conditions and restrictions applicable to Shares of Restricted Stock or to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), vested Shares shall be made available to the Participant with respect to a Restricted Stock Award or the Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee in its sole discretion shall determine. Any such Shares may, however, continue to be subject to certain restrictions as provided in Section 10.2.

8.4 Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.3, each certificate, if any, representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Polaris Industries Inc. 2007 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Polaris Industries Inc.

8.5 Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6 Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment or service on the Board or to the Company or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7 Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.  Cash-Based Awards and Other Stock-Based Awards

9.1 Cash-Based Awards.  Subject to the terms and provisions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms as shall be determined by the Committee in its sole discretion. Payment, if any, with respect to a Cash-Based Award shall be made in cash in accordance with the terms of the Award.

9.2 Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve

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the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

9.3 Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met, subject to the terms and conditions of the Plan.

9.4 Termination of Employment.  The Committee shall determine the extent to which the Participant shall be entitled to the vesting, payment or settlement of Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment or service on the Board or to the Company or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 10.  General Terms of Awards

10.1 Dividends and Dividend Equivalents.  Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular quarterly cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Restricted Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Restricted Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in Award Agreements for restrictions on dividends and dividend equivalents in addition to those specified in this Section 10.1. No dividend equivalents shall be permitted in connection with Option and SAR Awards.

10.2 Restrictions on Shares.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option or SAR, or upon the vesting or payout of a Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws or under the requirements of any stock exchange upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

10.3 Leave of Absence and Change in Status.  Except as otherwise provided in this Plan or an Award Agreement, employment of, or provision of services to, the Company or any Affiliate will not be deemed terminated in the case of (i) any approved leave of absence, (ii) transfers among the Company and any Affiliates in any capacity of Employee, Director or Third-Party Service Provider, or (iii) any change in status so long as the individual remains in the employment or service of the Company or any Affiliate. For purposes of continued employment by a Participant who has been granted an ISO, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any ISO held by the Participant shall cease to be treated as an ISO and shall be treated for tax purposes as a NQSO.

10.4 Performance-Based Awards.  Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the Performance Period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied,

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and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Article 13 of this Plan.

10.5 Minimum Vesting Requirements.  Awards that vest based solely on the satisfaction by the Participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable Grant Date, and Awards whose vesting is subject to the satisfaction of performance goals over a Performance Period shall be subject to a Performance Period of not less than one year. The foregoing minimum vesting and performance periods will not apply, however, in the following circumstances: (i) upon a Change in Control, (ii) termination of employment or of service as a Director or Third-Party Service Provider due to death, disability or retirement, (iii) to a Substitute Award that does not reduce the vesting period of the award being replaced, and (iv) Awards involving an aggregate number of Shares not in excess of 5% of the Share Authorization under Section 4.1.

10.6 Deferrals of Awards.  The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Full-Value Award or Cash-Based Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and with the intention of complying with the applicable requirements of Code Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Agreement or in such other agreement, plan or document as the Committee may determine, or some combination of such documents. The terms, conditions, rules and procedures for any such deferral shall address, to the extent relevant, matters such as: (i) the amount of compensation that may or must be deferred (or the method for calculating the amount); (ii) the permissible time(s) and form(s) of payment of deferred amounts; (iii) the terms and conditions of any deferral elections by a Participant or of any deferral required by the Company; and (iv) the crediting of interest or dividend equivalents on deferred amounts.

Article 11.  Change in Control

11.1 Corporate Transactions.  Unless otherwise provided in an Award Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(a) Continuation, Assumption or Replacement of Awards.  In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Article 4), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 11.1(d) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 11.1(a), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the Option Price or Grant Price, as applicable, thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(b) Acceleration.  If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Options and SARs shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, and (ii) all outstanding Full-Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Options and SARs to all affected Participants. The accelerated exercisability of any Option or SAR pursuant to this Section 11.1(b) and the exercise of any Option or SAR whose exercisability is so accelerated shall be conditioned upon the consummation of the Corporate Transaction, and any such exercise shall be effective only immediately before such consummation.

(c) Payment for Awards.  If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be cancelled at or immediately prior to the effective time of the Corporate Transaction in exchange for

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payments to the holders as provided in this Section 11.1(c). The Committee will not be required to treat all Awards similarly for purposes of this Section 11.1(c). The payment for any Award cancelled shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate Option Price or Grant Price, as applicable (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be cancelled pursuant to this Section 11.1(c) without payment of any kind to the affected Participant. Payment of any amount under this Section 11.1(c) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s shareholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award cancelled, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(d) Termination After a Corporate Transaction.  If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 11.1(a), and if within one year after the Corporate Transaction a Participant experiences an involuntary termination of employment or provision of services as a Director or Third-Party Service Provider for reasons other than Cause, then (i) outstanding Options and SARs issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of employment or service, and (ii) any Full-Value Awards that are not yet fully vested shall immediately vest in full.

11.2 Other Change in Control.  In the event of a Change in Control that does not involve a Corporate Transaction, the Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding Awards, which may include: (i)  providing for the cancellation of any Award in exchange for payments in a manner similar to that provided in Section 11.1(c) or (ii) making such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such change in control, which may include the acceleration of vesting in full or in part. The Committee will not be required to treat all Awards similarly in such circumstances, and may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

11.3 Dissolution or Liquidation.  Unless otherwise provided in an Award Agreement, in the event the shareholders of the Company approve the complete dissolution or liquidation of the Company, all outstanding Awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action. The Committee will notify each Participant as soon as practicable of such accelerated vesting and exercisability and pending termination.

Article 12.  Transferability of Awards

12.1 Transferability.  Except as provided in Section 12.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

12.2 Committee Action.  The Committee may, in its discretion, determine that notwithstanding Section 12.1, any or all Awards (other than ISOs) may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933, as amended). Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

12.3 Domestic Relations Orders.  Without limiting the generality of Section 12.1, and notwithstanding Section 12.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

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Article 13.  Performance-Based Compensation

13.1 Designation of Awards.  The Committee may provide at the time a Full-Value Award is granted to a Covered Employee that this Article 13 will be applicable to such Award, which shall be considered Performance-Based Compensation. If an Award is subject to this Article 13, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable Performance Period of one or more performance goals based on one or more of the Performance Measures specified in Section 13.2. The Committee will select the applicable Performance Measure(s) and specify the performance goal(s) based on those Performance Measures for any Performance Period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount payable in connection with an Award subject to this Article 13, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m).

13.2 Performance Measures.  The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be based upon one or more of the following Performance Measures:

(a) Net earnings or net income (before or after taxes);
(b) Earnings per share or earnings per share growth, total units, or unit growth;
(c) Net sales, sales growth, total revenue, or revenue growth;
(d) Net operating profit;
(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);
(g) Earnings before or after any one or more of taxes, interest, depreciation, and/or amortization;
(h) Gross or operating margins;
(i) Productivity ratios;
(j) Share price or relative share price (including, but not limited to, growth measures and total shareholder return);
(k) Expense targets;
(l) Margins;
(m) Operating efficiency;
(n) Market share or change in market share;
(o) Customer retention or satisfaction;
(p) Working capital targets; and
(q) Economic value added or EVA(R) (net operating profit after tax minus the product of capital multiplied by the cost of capital).

Any performance goal based on one or more of the foregoing Performance Measures may, in the Committee’s discretion, be expressed in absolute amounts, on a per share basis, relative to one or more other Performance Measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or a published or special index (including stock market indices) or other external measures, and may relate to one or any combination of Company, Affiliate or business unit performance. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13, so long as any accelerated vesting does not occur less than one year after the Grant Date of the applicable Award.

13.3 Evaluation of Performance.  In specifying the performance goals applicable to any Performance Period, the Committee may provide in any Award subject to this Article 13 that one or more objectively determinable adjustments may

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be made to the Performance Measures on which the performance goals are based, which may include adjustments for any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Standards Codification No. 225-20 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. Such adjustments shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

13.4 Adjustment of Performance-Based Compensation.  The Committee shall have no discretion to increase the amount payable pursuant to Awards that are intended to qualify as Performance-Based Compensation beyond the amount that would otherwise be payable upon attainment of the applicable performance goal(s). The Committee shall, however, retain the discretion to decrease the amount payable pursuant to such Awards below the amount that would otherwise be payable upon attainment of the applicable performance goal(s), either on a formula or discretionary basis or any combination, as the Committee determines.

13.5 Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 14.  Nonemployee Director Awards

Nonemployee Directors may only be granted Awards under the Plan in accordance with the procedures specified in this Article 14, but such Awards shall otherwise be subject to the provisions of the Plan. Awards to Nonemployee Directors shall not be subject to management’s discretion. From time to time, the Board shall set the amount(s) and type(s) of equity awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as any additional amount(s), if any, to be awarded, also on a periodic, nondiscriminatory basis, based on each of the following: the number of committees of the Board on which a Nonemployee Director serves, service of a Nonemployee Director as the chair of a committee of the Board, service of a Nonemployee Director as Chair of the Board, or the first selection or appointment of an individual to the Board as a Nonemployee Director. Subject to the foregoing, the Board shall grant such Awards to Nonemployee Directors and any Nonemployee Director serving as Chair of the Board, and grant such Awards to new Nonemployee Directors, as it shall from time to time determine.

Article 15.  Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 16.  Rights of Participants

16.1 Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Participant’s employment or service on the Board or to the Company or its Affiliates at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or its Affiliates and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or its Affiliates.

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16.2 Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3 Rights as a Shareholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17.  Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination.  Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.6, no Option or SAR may be (i) amended to decrease the Option Price or Grant Price, as applicable, thereof, (ii) cancelled in exchange for the grant of any new Option or SAR with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any new Full-Value Award at a time when the Option Price of the Option or the Grant Price of the SAR is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or SAR. In addition, no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee shall make equitable and appropriate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.6 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. Any adjustments pursuant to this Section 17.2 to Awards subject to Article 13 shall be in accordance with the requirements of Code Section 162(m).

17.3 Awards Previously Granted.  Notwithstanding any other provision of this Plan to the contrary (other than 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

17.4 Amendment to Conform to Law.  Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law or stock exchange rule relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to any administrative regulations and rulings promulgated thereunder.

Article 18.  Substitute Awards.

The Committee may grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

Article 19.  Withholding

19.1 Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2 Share Withholding.  With respect to tax withholding required upon the grant, vesting, exercise or settlement of an

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Award granted hereunder, Participants may elect, subject to the approval of the Committee, as set forth in the applicable Award Agreement, to satisfy the withholding requirement, in whole or in part (up to the Participant’s minimum required tax withholding rate), by having the Company withhold Shares, or by the Participant delivering to the Company already owned Shares, in either case having a Fair Market Value on the date the tax is to be determined equal to the amount required to be withheld. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20.  Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21.  General Provisions

21.1 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause; termination of the Participant’s provision of services to the Company or any Affiliate; violation of material Company or Affiliate policies; breach of confidentiality, nonsolicitation, noncompetition, invention assignment, or other restrictive covenants that may apply to the Participant; or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(b) Awards shall be subject to any compensation recoupment policy adopted by the Board or Committee, and as such policy may be amended from time to time after its adoption.

21.2 Uncertificated Shares.  To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange upon which such Shares are then listed and/or traded.

21.3 Legend.  The certificates, or book-entry confirmation or notification in the case of uncertificated Shares, for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares, including the legends described in Sections 8.3 and 8.4.

21.4 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.5 Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.6 Requirements of Law.  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, including compliance with the provisions of applicable state and federal securities laws, and to such approvals by any governmental agencies or stock exchange as may be required.

21.7 Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

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21.8 Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.9 Investment Representations.  The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.10 Employees Based Outside of the United States.  Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or its Affiliates operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates shall be covered by this Plan;

(b) Determine which Employees, Directors, or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees, Directors, or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.10 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.11 Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.12 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13 Retirement and Welfare Plans.  Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

21.14 Code Section 409A.  It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally

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amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to conform to applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(a) If any amount is payable under such Award upon a termination of employment with, or other service to, the Company and its Affiliates, such termination will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A; and

(b) If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, or (iii) have any liability to any Participant for any such tax liabilities.

21.15 Nonexclusivity of this Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.16 No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.17 Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Minnesota, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Minnesota, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

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ATTN: RICHARD EDWARDS
POLARIS INDUSTRIES INC.
2100 HIGHWAY 55
MEDINA, MN 55340

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 29, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M84495-P62051-Z65024

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

POLARIS INDUSTRIES INC.

The Board of Directors recommends you vote FOR the nominees listed in Item 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Annette K. Clayton
02) Kevin M. Farr
03) John P. Wiehoff

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) on the proxy. Joint owners should each sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If signing for a corporation, provide the name of the corporation and your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

M84496-P62051-Z65024

POLARIS INDUSTRIES INC.
Annual Meeting of Shareholders
April 30, 2015 9:00 AM CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Bennett J. Morgan and Michael W. Malone, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of POLARIS INDUSTRIES INC. that the shareholder(s) held of record at the close of business on March 2, 2015, and is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on April 30, 2015, at the Arrowwood Resort & Conference Center, 1405 U.S. 71, Okoboji, IA 51355, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Continued and to be signed on reverse side

2

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2015.

POLARIS INDUSTRIES INC.

ATTN: RICHARD EDWARDS
POLARIS INDUSTRIES INC.
2100 HIGHWAY 55
MEDINA, MN 55340

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 2, 2015
Date: April 30, 2015 **Time:** 9:00 AM CDT
Location: Arrowwood Resort & Conference Center
1405 U.S. 71
Okoboji, IA 51355

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M84505-P62051-Z65024

3

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement 2. Annual Report with Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M84506-P62051-Z65024

4

Voting Items

The Board of Directors recommends you vote FOR the nominees listed in Item 1:

1. Election of Directors

   Nominees

   01) Annette K. Clayton
   02) Kevin M. Farr
   03) John P. Wiehoff

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

M84507-P62051-Z65024

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